DEAR CONTRACT OWNERS:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it appears that U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that the European economies and, to a lesser degree, Japan, are continuing to recover from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these economies benefit from higher-than-average growth and open market reforms, which should continue to provide more opportunities for development and trade.

U.S. OUTLOOK
After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and subdued inflation experienced over the past few years now seems fairly well entrenched and appears to have enough momentum to continue on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and the attendant rise in personal bankruptcies, as well as the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

GLOBAL OUTLOOK
Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help sustain valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European stock markets trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and in businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more critical in these markets, an increasing number of companies are benefiting from this economic expansion while trading at below-average global valuations.

BOND MARKETS
Conflicting signals over the strength of the economy have created near-term volatility in U.S. bond markets. Comments by Federal Reserve Chairman Alan Greenspan late in 1996 have created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in labor markets and rising energy prices mean that some pickup in inflation is still possible. However, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain fairly valued.

STOCK MARKET
While U.S. equity returns of the past two years have been impressive, we would anticipate returns in 1997 to be closer to historical levels. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive that the equity market will produce satisfactory long-term returns.

Specific information on each Account's performance and our current investment strategy are provided on the following pages. The performance figures provided in the discussion do not reflect the deduction of separate account charges. Results would have been lower had these charges been deducted. We appreciate your support and welcome any questions or comments you may have.

                        On behalf of the
                        Board of Managers,

                        /s/  John D. McNeil
                        ---------------------
                        John D. McNeil
January 12, 1997        Chairman

CAPITAL APPRECIATION VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 21.99%, compared to a return of 22.95% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance. The Account's performance benefited from a significant weighting in the technology sector, in particular Intel and Microsoft, both of which have strong market positions related to the personal computer business. Lodging stocks such as HFS, Inc., a hotel franchiser, also contributed significantly to performance. Other significant contributors included Tyco International, a fire control and health care products manufacturer, and Wisconsin Central, a railroad company.

Performance was negatively impacted by the underweighting in oil and oil services, which benefited from rising oil prices, and financial services, which performed well despite generally flat interest rates. Both of these sectors outperformed the S&P 500 during the year.

The Account continues to seek companies possessing five key ingredients: earnings momentum, reasonable valuations, good management, a strong balance sheet, and positive secular trends. Given that current price/earnings multiples are reasonable, earnings momentum is the focus to achieving further stock price appreciation. Our largest concentration remains in the technology area, which is seeing strong spending by corporations focused on improving their productivity. Other large weightings are in lodging and in industrial goods such as agricultural equipment, which should benefit from a continuing strong farm economy.

GOVERNMENT SECURITIES VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 1.65%, com-
pared to a 3.68% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. Nearly half of the portfolio is held in U.S. Treasury securities, U.S. agency debentures, and Small Business Association loans. These issues currently yield between 6.0% and 7.4%. Issue maturities are distributed across the entire maturity spectrum but vary from the Lehman Index, with an overweighting in shorter maturities and an underweighting in longer maturities. The agency issues add between 0.20% and 1.10% incremental yield above comparable U.S. Treasury issues. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

The remainder of the portfolio is in U.S. agency mortgage-backed pass-through certificates. These issues are held for both their yield characteristics and extension-risk protection. Both 30- and 15-year issues are currently represented, with yields that average 1.00% greater than comparable Treasury issues. These issues have stable prepayment rates, which should make them move in a predictable fashion with their Treasury counterparts. Should we become more constructive on the market, we will decrease the portfolio's allocation to mortgage-backed securities and increase its allocation to five- and 10-year Treasury issues.

HIGH YIELD VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account posted a total return of 12.6%, compared to a return of 11.4% for the Lehman Brothers High Yield Bond Index. The Account benefited as the credit quality of its typical high-yield investment improved throughout the year. In addition, a number of companies in the portfolio were acquired and their high-yield debt retired at premiums to secondary-market prices. Performance was negatively impacted by the overweighting of defensive industries such as supermarkets and media earlier in the year.

The high-yield market was the best performing domestic fixed-income market in 1996. The economy was stronger than generally forecast, and most high-yield issuers fared well. The improvement in credit quality more than compensated for the rise in interest rates. Favorable technical factors reinforced these positive credit fundamentals. The demand for high-yield bonds outpaced supply due to strong cash inflows into high-yield mutual funds and increased buying interest from traditional investment-grade accounts. These favorable credit and technical factors caused the spread between the yield on high-yield bonds and Treasury securities to narrow, which led to higher bond prices. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The high-yield market currently offers approximately 3.25 percentage points more yield than the Treasury bond market. We would not expect this spread to widen significantly given our outlook for continued modest economic growth and the prospects for further credit improvements. While this spread is near the lower end of its historic range, it represents a 50% premium to the yields currently available on Treasury securities, and we believe it is adequate compensation for the credit risk associated with the high-yield market.

Recently, we have selectively added to the metals sector by buying bonds of specialty steel manufacturers. Despite longer-term concerns regarding capacity additions, steel prices have been firm, reflecting continued strong demand. We have balanced this cyclical exposure with an overweighted position in such name-brand consumer products companies as Westpoint Stevens, Sealy, Samsonite, and Revlon Cosmetics. The Account continues to emphasize telecommunication credits in such high-growth areas as wireless personal communication services. The Account is underweighted in the cable television sector due to increased competition from alternative media sources. We continue to seek companies which have improving credit quality and whose high-yield bonds offer attractive expected returns.

MANAGED SECTORS VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 18.03%, compared to a return of 22.95% for the S&P 500. Weakness in the technology sector hindered performance in the first several months of 1996. Also, weakness in the Account's gaming positions and continued softness in stocks of health maintenance organizations (HMOs), recent additions to the Account, have hurt results. This was offset to some degree by good performances in the Account's energy holdings as well as by strong individual performance in names such as First Interstate, Freddie Mac, Intel, BMC Software, Promus Hotels, Tyco International, and ADT Ltd.

The Account has recently narrowed its sector focus to four areas. The technology weighting has been increased as dramatic price corrections in many of that industry's segments have presented what we believe is an opportunity to buy high-quality companies at relative valuations well below both the market and historic averages, despite our expectations of above-average earnings growth. Energy weightings (primarily oil services companies) have been modestly increased as the prospect for consolidation-driven cost savings and enhanced operating leverage in a favorable overall environment for energy continues to bode well for superior earnings growth in natural gas and oil. The Account's allocation to the leisure sector, primarily gaming and cellular, has remained approximately the same. The health care sector was added during the year and consists primarily of HMOs. Stocks in this area suffered major corrections as earnings growth slowed, primarily due to weaker-than-expected pricing. We still believe the prospects for unit growth are very positive and pricing expectations have improved, and we expect earnings for HMOs to reaccelerate in 1997 and beyond, well above the current consensus. Finally, the "other" category, which consists of prospective future sectors and/or individual ideas we believe the Account is better off owning than not, has been concentrated to reduce the number of holdings and increase weightings in stocks we believe represent attractive values. Names such as Tyco International, ADT Ltd., Wisconsin Central, Loral Space and Communications, Office Depot, McDonnell Douglas, Sears, and Equitable of Iowa are examples of the above.

Looking ahead, we believe the best course of action for the Account is to concentrate holdings in companies led by strong management teams and which have visible earnings growth and attractive relative valuations.

MONEY MARKET VARIABLE ACCOUNT
Interest rates on short-term (30 days and less) debt instruments remained relatively stable during the past 12 months. The Federal Reserve Board lowered short-term interest rates on January 31, 1996 by 25 basis points (0.25%), from 5.50% to 5.25%. The federal funds' rate remained at 5.25% for the rest of 1996. Because of this, we maintained average maturities between 40 and 50 days.

We continue to limit the Account's investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in an effort to provide maximum security against credit risk. At the present time, approximately 64% of the portfolio is invested in U.S. government or government-guaranteed issues, and the balance is in corporate and bank issues. The Account is neither insured nor guaranteed by the U.S. government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

TOTAL RETURN VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 13.92%, compared to returns of 22.95% for the S&P 500 and 2.90% for the Lehman Brothers Government Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities. Over the past year, the Account held about 55% of its assets in common stocks, preferred stocks, and convertible bonds. This allocation provided the bulk of the Account's return as a whole, as the U.S. stock market continued its trend of 1995, posting spectacular gains. The remainder of the Account was invested in a blend of corporate bonds and U.S. Treasury bonds, with an overall duration between five and six years. The fixed-income sector also provided positive returns; however, their magnitude was far less than that of the Account's stock portion.

The Account's stock investment strategy has focused on companies that, in our view, have earnings prospects or asset values equal to or higher than the overall market as measured by the S&P 500. Two sectors that we believe fit our investment criteria are the energy and financial services sectors. Bank stocks have done particularly well because earnings have risen steadily and an increase in merger activity has made nearly all banks more valuable. We also favor the health care sector, where strong earnings and industry consolidation have improved the outlook for the stocks of many of these companies. In addition, we currently favor the aerospace industry, which we believe will benefit from a cyclical increase in the number of aircraft being built over the next three years. During the period covered by this report, we avoided the technology sector because, in our view, while many of these stocks have high growth prospects, they also have high valuations, which means they often carry greater risk. The Account is also underweighted in consumer companies because of their inability to raise prices as the U.S. consumer continues to demand more value at lower prices.

Given where equity valuations are today, we feel comfortable with our current asset allocation. However, should the stock market experience a meaningful correction, we would be looking to increase our stock allocation.

WORLD GOVERNMENTS VARIABLE ACCOUNT
For the year ended December 31, 1996, the Account provided a total return of 4.47%, compared to a 3.62% return for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years. The first half of 1996 witnessed concerns about accelerating U.S. growth and its potential boost to other major economies, which set off a rise in interest rates based on fears of higher inflation and potential rate hikes by the Federal Reserve Board. However, during the year's second half, these concerns proved unwarranted as the U.S. economy slowed, inflation fears receded, and rates aggressively declined. During this second half most central banks, with the exception of the United States, lowered official interest rates.

By the end of the year, as measured in local currency returns and by the Salomon Index, all markets registered positive returns but with significant differences. For example, the core markets -- the United States, Japan, and Germany -- were the worst performers, while the higher-yielding markets of Australia, Canada, Japan, and Italy were among the better performers. The Account benefited by being overweighted in these higher-yielding markets for most of the year.

In preparation for the monetary union due to commence in January 1999, almost all European countries announced tight fiscal budgets, while at the same time cutting interest rates due to slow growth and low inflation. Within Europe, a dramatic narrowing of yield spread differentials, or outperformance, began in earnest during the third quarter, with Spain, Italy, and Sweden being the main beneficiaries. Although a good part of this convergence has now taken place, we anticipate these markets will continue to outperform as European monetary union approaches.

Meanwhile, in the dollar bloc, both Canada and Australia continue to benefit from low inflation, slow growth, and tight fiscal budgets. The Account benefited by being overweighted in both these markets for most of the year. Looking ahead, while there still is no immediate threat of higher inflation in Canada, economic growth is finally picking up and, therefore, we expect the Bank of Canada to be accommodative in 1997. While an underweighted position in U.S. bonds has been beneficial for the year, the Account's performance was hindered during the third quarter as the U.S. position's duration (a measure of interest rate sensitivity) was low in anticipation of a pickup in U.S. economic growth that never materialized.

In regards to the Japanese bond market, the Account was underweighted for most of the year because we felt other markets offered better value. However, the Japanese bond market was helped by continued depressed real estate and banking sectors, as well as by weak consumer spending. Our outlook calls for a continuation of slow, choppy growth with a modest increase in inflation.

For the year, the overall rise in U.S. interest rates, coinciding with reductions in short-term rates in Europe, has enabled the dollar to appreciate against the German mark. In addition, the dollar also benefited from yield convergence within Europe. The dollar has continued to strengthen versus the Japanese yen, based primarily on Japan's low interest rates and the government's policy of engineering a weaker currency in order to stimulate its beleaguered economy. Looking forward, we anticipate modest but further central bank lowering of interest rates in many European countries as well as in Australia and New Zealand, an environment that we believe could continue to be positive for bonds. However, some caution is warranted as, ultimately, the effect of lower rates in these countries will result in a pickup in economic growth and, possibly, inflation. Moreover, with the U.S. currency benefiting from positive interest rate differentials, renewed hope for a balanced budget, and movement toward an inclusive, single European currency, the prospects for a stable dollar remain favorable.

INVESTMENT OBJECTIVES AND POLICIES

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks capital appreciation by investing in securities of all types, with a major emphasis on common stocks.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers which may be in the lower-rated categories or unrated and may include equity features.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in the Account are neither guaranteed nor insured by the U.S. government.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income and equity securities. Under normal market conditions, at least 25% of the Account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.

WORLD GOVERNMENTS VARIABLE ACCOUNT (WGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government securities.

ONE-YEAR PERFORMANCE THROUGH
DECEMBER 31, 1996

                            Compass 2 (U.S.)   Compass 3 (U.S.)
Capital Appreciation
 Variable Account                 20.41%             20.28%
Government Securities
 Variable Account                  0.36%              0.26%
High Yield Variable
 Account                          11.15%             11.04%
Managed Sectors Variable
 Account                          16.58%             16.40%
Money Market Variable
 Account                           3.57%              3.47%
Total Return Variable
 Account                          12.52%             12.35%
World Governments Variable
 Account                           3.14%              2.99%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results.

PORTFOLIO OF INVESTMENTS -- December 31, 1996

CAPITAL APPRECIATION VARIABLE ACCOUNT -- CAVA

STOCKS -- 98.9%
              Issuer                 Shares        Value
U.S. COMMON STOCKS -- 92.9%
ADVERTISING -- 0.2%
TMP Worldwide, Inc. ...............    18,600   $    237,150
Universal Outdoor Holdings,
  Inc.*............................    36,700        862,450
                                                ------------
                                                $  1,099,600
                                                ------------
AEROSPACE -- 3.6%
Lockheed Martin Corp. .............    57,800   $  5,288,700
McDonnell-Douglas Corp. ...........   145,300      9,299,200
United Technologies Corp. .........    82,800      5,464,800
                                                ------------
                                                $ 20,052,700
                                                ------------
AGRICULTURAL PRODUCTS -- 2.3%
AGCO Corp. ........................   150,400   $  4,305,200
Case Corp. ........................   157,700      8,594,650
                                                ------------
                                                $ 12,899,850
                                                ------------
AIRLINES -- 0.9%
America West Airlines, "B"*........    99,200   $  1,574,800
Southwest Airlines Co. ............   162,700      3,599,737
                                                ------------
                                                $  5,174,537
                                                ------------
AUTOMOTIVE -- 0.6%
APS Holding Corp., "A"*............    57,300   $    888,150
Goodrich (B.F.) Co. ...............    64,100      2,596,050
                                                ------------
                                                $  3,484,200
                                                ------------
BANKS AND CREDIT COMPANIES -- 0.7%
Fleet/Norstar Financial Group,
  Inc. ............................    77,900   $  3,885,263
                                                ------------
BUSINESS MACHINES -- 0.8%
Sun Microsystems, Inc.*............   165,800   $  4,258,988
                                                ------------
BUSINESS SERVICES -- 5.9%
AccuStaff, Inc.*...................    67,200   $  1,419,600
ADT Ltd.*..........................   339,200      7,759,200
ALCO Standard Corp. ...............   164,400      8,487,150
Ceridian Corp.*....................   101,900      4,126,950
Corestaff, Inc.*...................    61,050      1,446,122
DST Systems, Inc.*.................   167,800      5,264,725
Loewen Group, Inc. ................    82,900      3,243,462
Sabre Group Holding, Inc., "A"*....    50,600      1,410,475
                                                ------------
                                                $ 33,157,684
                                                ------------
CHEMICALS -- 0.6%
Betzdearborn, Inc. ................    15,000        877,500
Praxair, Inc. .....................    56,000      2,583,000
                                                ------------
                                                $  3,460,500
                                                ------------

              Issuer                 Shares        Value
U.S. COMMON STOCKS -- continued
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 4.1%
Electronic Arts, Inc.*.............    95,300   $  2,853,044
First Data Corp. ..................    98,800      3,606,200
Microsoft Corp.*...................   197,000     16,277,125
                                                ------------
                                                $ 22,736,369
                                                ------------
COMPUTER SOFTWARE -- SYSTEMS -- 8.8%
Adobe Systems, Inc. ...............   198,100   $  7,403,987
BMC Software, Inc.*................    25,100      1,038,513
Cadence Design Systems, Inc.*......   378,200     15,033,450
Computer Associates International,
  Inc. ............................   119,700      5,955,075
Micros Systems, Inc.*..............   102,400      3,148,800
Oracle Systems Corp.*..............   298,650     12,468,638
Sybase, Inc.*......................   121,500      2,027,531
Synopsys, Inc.*....................    47,000      2,173,750
                                                ------------
                                                $ 49,249,744
                                                ------------
CONSUMER GOODS AND SERVICES -- 7.8%
Colgate-Palmolive Co. .............    53,500   $  4,935,375
Gillette Co. ......................    19,500      1,516,125
Philip Morris Cos., Inc. ..........   166,300     18,729,537
Tyco International Ltd. ...........   347,100     18,352,913
                                                ------------
                                                $ 43,533,950
                                                ------------
DEFENSE ELECTRONICS -- 1.7%
Loral Space & Communications
  Corp.*...........................   510,300   $  9,376,762
                                                ------------
ELECTRICAL EQUIPMENT -- 1.0%
General Electric Co. ..............    58,600   $  5,794,075
                                                ------------
ELECTRONICS -- 8.9%
Altera Corp.*......................   118,100   $  8,584,394
Analog Devices, Inc.*..............   192,150      6,509,081
Intel Corp. .......................   192,400     25,192,375
LSI Logic Corp.*...................   153,100      4,095,425
Maxim Integrated Products, Inc.*...    44,000      1,903,000
Xilinx, Inc.*......................    84,800      3,121,700
                                                ------------
                                                $ 49,405,975
                                                ------------

              Issuer                 Shares        Value
U.S. COMMON STOCKS -- continued
ENTERTAINMENT -- 4.3%
Clear Channel Communications,
  Inc.*............................    57,100   $  2,062,738
Cox Radio, Inc., "A"*..............     4,900         85,750
Harrah's Entertainment, Inc.*......   392,200      7,794,975
Infinity Broadcasting Corp.,
  "A"*.............................    44,800      1,506,400
Jacor Communications, Inc.*........   154,900      4,240,387
LIN Television Corp.*..............    88,500      3,739,125
Mirage Resorts, Inc.*..............   214,600      4,640,725
Univision Communications, Inc.,
  "A"*.............................     3,300        122,100
                                                ------------
                                                $ 24,192,200
                                                ------------
FINANCIAL INSTITUTIONS -- 5.9%
Associates First Capital Corp.,
  "A"..............................    23,700   $  1,045,762
Federal Home Loan Mortgage
  Corp. ...........................    63,500      6,992,938
Financial Federal Corp.*...........    92,500      1,549,375
Finova Group, Inc. ................    79,600      5,114,300
Franklin ReSources, Inc. ..........    40,200      2,748,675
Green Tree Financial Corp. ........   137,000      5,291,625
Schwab (Charles) Corp. ............   311,900      9,980,800
                                                ------------
                                                $ 32,723,475
                                                ------------
FOOD AND BEVERAGE PRODUCTS -- 0.8%
PepsiCo, Inc. .....................   144,600   $  4,229,550
                                                ------------
INSURANCE -- 0.7%
Amerin Corp.*......................    37,400   $    963,050
Chubb Corp. .......................    52,400      2,816,500
                                                ------------
                                                $  3,779,550
                                                ------------
MACHINERY -- 1.4%
Deere & Co., Inc. .................   114,900   $  4,667,812
IDEX Corp. ........................    81,100      3,233,863
                                                ------------
                                                $  7,901,675
                                                ------------
MEDICAL AND HEALTH PRODUCTS -- 1.7%
Johnson & Johnson..................   160,300   $  7,974,925
Omnicare, Inc. ....................    40,000      1,285,000
                                                ------------
                                                $  9,259,925
                                                ------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 4.1%
HealthSource, Inc.*................   275,900      3,621,188
HealthSouth Corp.*.................   142,300      5,496,337
Oxford Health Plans, Inc.*.........    75,200      4,403,900
United Healthcare Corp. ...........   208,900      9,400,500
                                                ------------
                                                $ 22,921,925
                                                ------------

              Issuer                 Shares        Value
U.S. COMMON STOCKS -- continued
METALS AND MINERALS -- 0.5%
Minerals Technologies, Inc. .......    65,300   $  2,677,300
                                                ------------
OILS -- 1.1%
Mobil Corp. .......................    49,400   $  6,039,150
Titan Exploration, Inc.*...........    15,400        184,800
                                                ------------
                                                $  6,223,950
                                                ------------
PHOTOGRAPHIC PRODUCTS -- 1.5%
Eastman Kodak Co. .................   102,000   $  8,185,500
                                                ------------
RAILROADS -- 3.0%
Burlington Northern Santa Fe
 Railway Co. ......................    29,400   $  2,539,425
Wisconsin Central Transportation
  Corp.*...........................   363,200     14,391,800
                                                ------------
                                                $ 16,931,225
                                                ------------
RESTAURANTS AND LODGING -- 6.5%
HFS, Inc.*.........................   381,500   $ 22,794,625
Promus Hotel Corp.*................   364,150     10,787,944
Renaissance Hotel Group N.V.*......   102,200      2,401,700
                                                ------------
                                                $ 35,984,269
                                                ------------
STORES -- 5.2%
Ann Taylor Stores Corp.*...........   116,500   $  2,038,750
Corporate Express, Inc.*...........    38,300      1,127,456
Duty Free International, Inc. .....    17,500        253,750
Federated Department Stores,
  Inc.*............................   170,600      5,821,725
General Nutrition Cos., Inc.*......   264,900      4,470,187
Linens N Things, Inc.*.............    21,200        416,050
Micro Warehouse, Inc.*.............   158,500      1,862,375
Office Depot, Inc.*................   313,500      5,564,625
Officemax, Inc.*...................   149,900      1,592,688
Sears, Roebuck & Co. ..............    71,000      3,274,875
Staples, Inc.*.....................   129,100      2,331,869
                                                ------------
                                                $ 28,754,350
                                                ------------

              Issuer                 Shares        Value
U.S. COMMON STOCKS -- continued
SUPERMARKETS -- 1.4%
Safeway, Inc.*.....................   187,800   $  8,028,450
                                                ------------
TELECOMMUNICATIONS -- 6.9%
Ascend Communications, Inc.*.......    41,700   $  2,590,613
Cisco Systems, Inc.*...............   176,500     11,229,812
Glenayre Technologies, Inc.*.......   358,600      7,732,312
Lucent Technologies, Inc. .........    31,600      1,461,500
MFS Communications Co., Inc.*......    18,800      1,024,600
Tel-Save Holdings, Inc.*...........    40,700      1,180,300
Telco Communications Group*........    27,100        474,250
Teleport Communications Group,
 Inc.,"A"*.........................    72,800      2,220,400
Tellabs, Inc.*.....................    70,800      2,663,850
WorldCom, Inc.*....................   301,200      7,850,025
                                                ------------
                                                $ 38,427,662
                                                ------------
  Total U.S. Common Stocks...................   $517,791,203
                                                ============
FOREIGN STOCKS -- 6.0%
CANADA -- 0.8%
Canadian National Railway Co.
 (Railroads)*......................    50,900   $  1,934,200
Loewen Group, Inc. (Business
 Services)##.......................    67,000      2,615,851
                                                ------------
                                                $  4,550,051
                                                ------------
GERMANY -- 0.7%
Sap AG, Preferred (Computer
 Software -- Systems)..............    29,000   $  4,052,648
                                                ------------
HONG KONG -- 0.4%
Peregrine Investment Holdings
 (Finance)......................... 1,120,000   $  1,918,800
                                                ------------
ITALY -- 1.5%
Gucci Group Designs N.V. (Apparel
 and Textiles).....................    25,400   $  1,622,425
Telecom Italia S.p.A., Saving
 Shares (Telecommunications)....... 3,255,700      4,642,576
Telecom Italia S.p.A.
 (Telecommunications)..............   824,200      2,081,875
                                                ------------
                                                $  8,346,876
                                                ------------

              Issuer                 Shares        Value
FOREIGN STOCKS -- continued
SINGAPORE -- 0.3%
Mandarin Oriental International
 Ltd. (Restaurants and Lodging).... 1,310,990   $  1,848,496
                                                ------------
SOUTH KOREA -- 0.7%
Korea Mobile Telecom, ADR
 (Telecommunications)..............   308,794   $  3,975,723
                                                ------------
SWEDEN -- 1.6%
Astra AB, Free Shares, "B"
 (Pharmaceuticals).................   165,300   $  7,980,000
Nobel Biocare AB (Medical and
 Health Products)..................    62,800      1,105,796
                                                ------------
                                                $  9,085,796
                                                ------------
  Total Foreign Stocks.......................   $ 33,778,390
                                                ------------
  Total Stocks (Identified Cost,
  $414,717,285)..............................   $551,569,593
                                                ------------
WARRANTS
Peregrine Investment Holdings
  (Identified Cost, $22,163).......       179   $     57,187
                                                ============
  Total Investments (Identified Cost,
  $414,739,449)..............................   $551,626,780
OTHER ASSETS, LESS LIABILITIES -- 1.1%.......      5,748,607
                                                ------------
  Net Assets -- 100.0%.......................   $557,375,387
                                                ============
See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1996

GOVERNMENT SECURITIES VARIABLE ACCOUNT -- GSVA

        BONDS -- 92.9% GOVERNMENT GUARANTEED -- 56.0%
                                Principal Amount
            Issuer               (000 Omitted)       Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 32.3%
GNMA, 6.5s, 2023 - 2025........    $    7,645     $  7,291,737
GNMA, 7s, 2022 - 2026..........        13,568       13,270,856
GNMA, 7.5s, 2008 - 2026........        26,982       27,070,654
GNMA, 8s, 2025 - 2026..........        15,751       16,066,012
GNMA, 9s, 2004 - 2022..........         8,614        9,062,318
GNMA, 10s, 2016................             9            9,346
GNMA, 11s, 2010 - 2019.........           731          833,227
GNMA, 12.5s, 2015 - 2015.......           105          123,526
GNMA, 13.25s, 2014.............             3            2,942
GNMA, 14s, 2014 - 2015.........            65           79,853
                                                  ------------
                                                  $ 73,810,471
                                                  ------------
SMALL BUSINESS ADMINISTRATION -- 5.4%
SBA, 10.35s, 1997..............    $      188     $    192,288
SBA, 8.2s, 2005................         1,902        2,002,863
SBA, 8.4s, 2007................           424          447,124
SBA, 9.95s, 2008...............           861          955,970
SBA, 8.7s, 2009................         1,533        1,645,200
SBA, 10.05s, 2009..............           861          960,886
SBA, 9.5s, 2010................         5,584        6,152,646
                                                  ------------
                                                  $ 12,356,977
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 18.3%
U.S. Treasury Notes, 6.125s,
 1998..........................    $    1,300     $  1,306,292
U.S. Treasury Notes, 9.25s,
 1998..........................        11,500       12,098,345
U.S. Treasury Notes, 9.125s,
 1999..........................         9,110        9,734,855
U.S. Treasury Notes, 6.75s,
 2000..........................         2,000        2,037,820
U.S. Treasury Bonds, 12s,
 2013..........................         9,000       12,874,230
U.S. Treasury Bonds, 8.75s,
 2020..........................         3,000        3,693,270
                                                  ------------
                                                  $ 41,744,812
                                                  ------------
  Total Government Guaranteed (Identified Cost,
   $127,784,223)................................  $127,912,260
                                                  ------------
U.S. FEDERAL AGENCIES -- 36.9%
Federal Agricultural Mortgage
 Corp., 7.02s, 1998............    $    1,800     $  1,821,654
Federal Agricultural Mortgage
 Corp., 7.25s, 1999............         5,000        5,115,600

                                Principal Amount
            Issuer               (000 Omitted)       Value
U.S. FEDERAL AGENCIES -- continued
Federal Agricultural Mortgage
 Corp., 7.44s, 2000............    $    3,725     $  3,859,435
Federal Agricultural Mortgage
 Corp., 8.07s, 2006............         2,000        2,184,680
Federal Home Loan Mortgage
 Corp., 8.5s, 2021.............            27           27,521
Federal Home Loan Mortgage
 Corp., 9s, 2002 - 2007........         3,705        3,862,107
Federal Housing Authority,
 7.43s, 2022...................         9,238        9,460,709
Federal National Mortgage
 Assn., 7.27s, 2005............         3,951        3,921,431
Federal National Mortgage
 Assn., 7.654s, 2020...........           755          755,793
Federal National Mortgage
 Assn., 8s, 2019 - 2023........           461          469,756
Federal National Mortgage
 Assn., 8.5s, 2001 - 2007......         2,068        2,152,091
Federal National Mortgage
 Assn., 9s, 2009...............           503          525,053
Financing Corp., 9.8s, 2018....         9,000       11,692,980
Private Export Funding Corp.,
 8.4s, 2001....................        12,000       12,937,920
Private Export Funding Corp.,
 6.24s, 2002...................         3,200        3,166,592
Republic of Israel, U.S.
 Government Guaranteed Notes,
 5.89s, 2005...................         4,000        3,796,800
Resolution Funding Corp.,
 8.875s, 2020..................        12,700       15,458,313
U.S. Department of Veterans
 Affairs, Vendee Mortgage
 Trust, 7.75s, 2014............         3,000        2,986,860
                                                  ------------
  Total U.S. Federal Agencies (Identified Cost,
  $77,603,676)..................................  $ 84,195,295
                                                  ------------
  Total Bonds (Identified Cost, $205,387,899)...  $212,107,555
                                                  ------------

                                Principal Amount
            Issuer               (000 Omitted)       Value

                 REPURCHASE AGREEMENT -- 5.6%
                                Principal Amount
            Issuer              (000 Omitted)        Value
Investments in repurchase
 agreements with Goldman
 Sachs, in a joint trading
 account
 ($5,784,000 par), dated
 12/31/96, due 1/01/97, total
 to
 be received $5,786,121,
 collateralized by various U.S.
 Treasury and federal agency
 obligations (with $65,939,000
 par and valued at
 $65,464,808),
 at Cost.......................    $   12,878     $ 12,878,000
                                                  ------------
  Total Investments (Identified Cost,
  $218,265,899).................................  $224,985,555
OTHER ASSETS, LESS LIABILITIES -- 1.5%               3,295,425
                                                  ------------
  Net Assets -- 100.0%..........................  $228,280,980
                                                   ===========
See portfolio footnotes and notes to financial statements
PORTFOLIO OF INVESTMENTS -- December 31, 1996
HIGH YIELD VARIABLE ACCOUNT -- HYVA
                        BONDS -- 90.9%
                                Principal Amount
            Issuer               (000 Omitted)       Value
AEROSPACE -- 0.8%
BE Aerospace, Inc., 9.875s,
 2006..........................    $      900     $    945,000
CHC Helicopter Corp., 11.5s,
 2002..........................           700          714,000
                                                  ------------
                                                  $  1,659,000
                                                  ------------
AIRLINES -- 1.0%
Airplane Pass-Thru Trust,
 10.875s, 2019.................    $      750     $    823,125
Continental Airlines, Inc.,
 11.75s, 1995**................         2,050              205
MOOG, Inc., 10s, 2006..........         1,200        1,260,000
                                                  ------------
                                                  $  2,083,330
                                                  ------------
AUTOMOTIVE -- 1.7%
Harvard Industries, Inc., 12s,
 2004..........................    $      325     $    281,125
Harvard Industries, Inc.,
 11.125s, 2005.................           750          622,500
                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
AUTOMOTIVE -- continued
Hayes Wheels International,
 Inc., 11s, 2006...............    $    1,950     $  2,127,938
Lear Corp., 9.5s, 2006.........           400          432,000
                                                  ------------
                                                  $  3,463,563
                                                  ------------
BUILDING -- 5.0%
American Standard, Inc., 0s to
 1998, 10.5s to 2005...........         2,480        2,306,400
Building Materials Corp., 0s to
 1999, 11.75s to 2004..........         2,400        2,076,000
Building Materials Corp.,
 8.625s, 2006##................           200          199,500
Lone Star Industries, Inc.,
 10s, 2003.....................         1,250        1,270,313
Nortek, Inc., 9.875s, 2004.....         2,000        2,020,000
UDC Homes, Inc., 14.5s, 2000...             3            1,465
USG Corp., 9.25s, 2001.........         1,950        2,076,750
                                                  ------------
                                                  $  9,950,428
                                                  ------------
CELLULAR TELEPHONES -- 0.6%
Millicom International Cellular
 Communications, 0s to 2000,
 13.5s to 2006.................    $    1,900     $  1,178,000
                                                  ------------
CHEMICALS -- 2.8%
Harris Chemical North America,
 Inc., 10.25s, 2001............    $    1,000     $  1,038,750
Indspec Chemical Corp., 0s to
 1998, 11.5s to 2003...........           750          676,875
NL Industries, Inc., 11.75s,
 2003..........................         1,800        1,908,000
UCC Investors Holdings, Inc.,
 0s to 1998, 12s to 2005.......            50           43,000
UCC Investors Holdings, Inc.,
 10.5s, 2002...................         1,800        1,962,000
                                                  ------------
                                                  $  5,628,625
                                                  ------------
CONGLOMERATES -- 1.0%
E & S Holdings Corp., 10.375s,
 2006##........................    $    1,900     $  1,971,250
                                                  ------------
CONSUMER GOODS AND SERVICES -- 9.7%
Consolidated Cigar Corp.,
 10.5s, 2003...................    $    1,000     $  1,045,000
FoodBrands America, Inc.,
 10.75s, 2006..................         1,300        1,365,000

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
CONSUMER GOODS AND SERVICES -- continued
International Semi-Tech
 Microelectronics, Inc., 0s to
 2000, 11.5s to 2003...........    $    1,850     $  1,193,250
Iron Mountain, Inc., 10.125s,
 2006..........................         1,450        1,537,000
Pierce Leahy Corp., 11.125s,
 2006..........................         1,450        1,584,125
Reeves Industries, Inc., 11s,
 2002..........................         1,350        1,289,250
Remington Arms, Inc., 10s,
 2003**##......................           950          800,375
Revlon, Inc., 10.5s, 2003......         1,900        1,995,000
Samsonite Corp., 11.125s,
 2005..........................         2,300        2,518,500
Sealy Corp., 9.5s, 2003........         2,205        2,227,050
Westpoint Stevens, Inc.,
 9.375s, 2005..................         3,575        3,682,250
                                                  ------------
                                                  $ 19,236,800
                                                  ------------
CONTAINERS -- 5.2%
Atlantis Group, Inc., 11s,
 2003..........................    $    1,300     $  1,319,500
Calmar, Inc., 11.5s, 2005......         1,650        1,709,812
Ivex Packaging Corp., 12.5s,
 2002..........................         1,800        1,948,500
Owens-Illinois, Inc., 11s,
 2003..........................         1,500        1,668,750
Owens-Illinois, Inc., 9.95s,
 2004..........................         1,000        1,060,000
Silgan Corp., 11.75s, 2002.....         1,500        1,597,500
U.S. Can Corp., 10.125s,
 2006##........................         1,000        1,051,250
                                                  ------------
                                                  $ 10,355,312
                                                  ------------
CORPORATE ASSET-BACKED -- 0.4%
Merrill Lynch Mortgage
 Investors, Inc., 8.083s,
 2023+.........................    $    1,000     $    840,625
                                                  ------------
ELECTRONICS -- 0.5%
Clark Schwebel, Inc., 10.5s,
 2006..........................    $      950     $  1,007,000
                                                  ------------
ENTERTAINMENT -- 1.6%
Albritton Communications Corp.,
 11.5s, 2004...................    $      900     $    954,000
Cinemark USA, Inc., 9.625s,
 2008..........................         1,500        1,500,000
Lodgenet Entertainment Corp.,
 10.25s, 2006##................           500          500,000
Marvel Holdings, Inc., 0s,
 1998..........................         1,425          213,750
                                                  ------------
                                                  $  3,167,750
                                                  ------------
FOOD AND BEVERAGE PRODUCTS -- 3.8%
Delta Beverage Group, Inc.,
 9.75s, 2003##.................    $      575     $    589,375
Keebler Corp., 10.75s,
 2006##........................         1,200        1,311,000

                                Principal Amount
            Issuer               (000 Omitted)       Value
FOOD AND BEVERAGE PRODUCTS -- continued
PMI Acquisition Corp., 10.25s,
 2003..........................    $    2,000     $  2,040,000
Specialty Foods Corp., 10.25s,
 2001..........................         1,950        1,803,750
Texas Bottling Group, Inc., 9s,
 2003..........................         1,750        1,771,875
                                                  ------------
                                                  $  7,516,000
                                                  ------------
FOREST AND PAPER PRODUCTS -- 3.2%
Gaylord Container Corp.,
 12.75s, 2005..................    $    3,000     $  3,315,000
Pacific Lumber Co., 10.5s,
 2003..........................         1,750        1,776,250
Specialty Paperboard, Inc.,
 9.375s, 2006##................           450          451,125
Stone Container Corp., 10.75s,
 2002..........................           850          895,687
                                                  ------------
                                                  $  6,438,062
                                                  ------------
MACHINERY -- 0.4%
AGCO Corp., 8.5s, 2006.........    $      800     $    821,000
                                                  ------------
MEDICAL AND HEALTH PRODUCTS -- 0.3%
Quest Diagnosis, Inc., 10.75s,
 2006..........................    $      500     $    525,000
                                                  ------------
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 4.4%
Beverly Enterprises, Inc., 9s,
 2006..........................    $    2,000     $  2,010,000
Genesis Health Ventures, 9.75s,
 2005..........................         1,000        1,050,000
Quorum Health Group, Inc.,
 8.75s, 2005...................         1,900        1,947,500
Tenet Healthcare Corp.,
 10.125s, 2005.................         3,200        3,544,000
Unilab Corp., 11s, 2006........           325          219,375
                                                  ------------
                                                  $  8,770,875
                                                  ------------
OIL SERVICES -- 3.3%
AmeriGas Partners LP, 10.125s,
 2007..........................    $    1,300     $  1,369,875
Clark USA, Inc., 10.875s,
 2005..........................         1,350        1,397,250
Falcon Drilling, Inc., 8.875s,
 2003..........................         1,300        1,326,000
Ferrell Gas LP, 10s, 2001......           900          940,500
Mesa Operating Co., 10.625s,
 2006..........................         1,400        1,519,000
                                                  ------------
                                                  $  6,552,625
                                                  ------------

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
OILS -- 0.5%
Gulf Canada, 9.25s, 2004.......    $      850     $    898,875
                                                  ------------
PRINTING AND PUBLISHING -- 1.3%
Day International Group, Inc.,
 11.125s, 2005.................    $      750     $    791,250
Golden Books Publishing, Inc.,
 7.65s, 2002...................           600          522,000
Newsquest Capital PLC, 11s,
 2006##........................         1,250        1,293,750
                                                  ------------
                                                  $  2,607,000
                                                  ------------
RESTAURANTS AND LODGING -- 6.7%
Aztar Corp., 11s, 2002.........    $    1,250     $  1,209,375
Boomtown, Inc., 11.5s, 2003....           410          431,525
Coast Hotels & Casinos, Inc.,
 13s, 2002.....................           750          827,813
Eldorado Resorts LLC, 10.5s,
 2006##........................         1,800        1,901,250
Four Seasons Hotels, Inc.,
 9.125s, 2000##................           650          667,875
Grand Casinos, Inc., 10.125s,
 2003..........................         1,850        1,859,250
Griffin Gaming & Entertainment,
 Inc., 0s, 2000................         1,000          980,000
Harrah's Jazz Co., 14.25s,
 2001..........................           825          405,281
Harvey's Casinos Resorts,
 10.625s, 2006.................           750          802,500
Red Roof Inns, Inc., 9.625s,
 2003..........................         1,650        1,650,000
Sam Houston Race Park, Inc.,
 11s, 2001.....................           309          123,414
Santa Fe Hotel, Inc., 11s,
 2000..........................           775          569,625
Station Casinos, Inc., 9.625s,
 2003..........................         1,850        1,840,750
                                                  ------------
                                                  $ 13,268,658
                                                  ------------
SPECIAL PRODUCTS AND SERVICES -- 10.0%
AAP-Mcquay, Inc., 8.875s,
 2003..........................    $    1,500     $  1,496,250
Buckeye Cellulose Corp., 8.5s,
 2005..........................         1,650        1,650,000
Fairfield Manufacturing Corp.,
 11.375s, 2001.................           300          313,500
Genmar Holdings, Inc., 13.5s,
 2001..........................           500          485,000
Haynes International, Inc.,
 11.625s, 2004.................         1,550        1,635,250
Howmet Corp., 10s, 2003........         1,050        1,155,000

                                Principal Amount
            Issuer               (000 Omitted)       Value
SPECIAL PRODUCTS AND SERVICES -- continued
IMO Industries, Inc., 11.75s,
 2006..........................    $    2,050     $  1,906,500
Interlake Corp., 12s, 2001.....           850          909,500
Interlake Corp., 12.125s,
 2002..........................         1,650        1,707,750
Interlake Revolver, "B", 5.75s,
 1997##........................           172          170,303
International Knife & Saw,
 Inc., 11.375s, 2006##.........         1,000        1,032,500
K & F Industries, Inc.,
 10.375s, 2004.................         1,370        1,445,350
Mettler Toledo, Inc., 9.75s,
 2006..........................           335          351,750
Motors & Gears, Inc., 10.75s,
 2006##........................           625          643,750
Polymer Group, Inc., 12.25s,
 2002..........................           834          911,145
Synthetic Industries, Inc.,
 12.75s, 2002..................         2,100        2,315,250
Thermadyne Holdings Corp.,
 10.25s, 2002..................         1,289        1,321,225
Thermadyne Holdings Corp.,
 10.75s, 2003..................           300          309,000
                                                  ------------
                                                  $ 19,759,023
                                                  ------------
STEEL -- 4.2%
Alaska Steel Corp., 9.125s,
 2006##........................    $      500     $    513,750
Algoma Steel, Inc., 12.375s,
 2005..........................         1,500        1,620,000
Carbide/Graphite Group, Inc.,
 11.5s, 2003...................           200          217,000
Commonwealth Aluminum Corp.,
 10.75s, 2006..................         1,100        1,133,000
Gulf States Steel, Inc., 13.5s,
 2003..........................           225          213,750
Jorgensen (Earl M.) Co.,
 10.75s, 2000..................           900          918,000
Kaiser Aluminum & Chemical
 Corp., 9.875s, 2002...........         1,125        1,153,125
Kaiser Aluminum & Chemical
 Corp., 12.75s, 2003...........           425          456,875
WCI Steel, Inc., 10s, 2004##...         2,000        2,040,000
                                                  ------------
                                                  $  8,265,500
                                                  ------------
STORES -- 1.9%
Finlay Enterprises, Inc., 0s to
 1998, 12s to 2005.............    $    3,000     $  2,565,000
Parisian, Inc., 9.875s, 2003...         1,100        1,111,000
                                                  ------------
                                                  $  3,676,000
                                                  ------------

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
SUPERMARKETS -- 4.7%
Carr-Gottstein Foods Co., 12s,
 2005..........................    $      350     $    373,625
Dominick's Finer Foods Co.,
 10.875s, 2005.................           500          553,750
Fleming Cos., Inc., 10.625s,
 2001..........................           400          406,000
Grand Union Co., 12s, 2004.....         1,400        1,477,000
Jitney Jungle Stores of
 America, Inc., 12s, 2006......         1,750        1,850,625
Pathmark Stores, Inc., 9.625s,
 2003..........................         1,400        1,340,500
Ralph's Grocery Co., 10.45s,
 2004..........................         1,450        1,542,437
Smith's Food & Drug Centers,
 11.25s, 2007..................         1,500        1,657,500
Star Market, Inc., 13s, 2004...            50           56,250
                                                  ------------
                                                  $  9,257,687
                                                  ------------
TELECOMMUNICATIONS -- 15.0%
American Radio Systems Corp.,
 9s, 2006......................    $    1,700     $  1,666,000
Bell Cablemedia PLC, 0s to
 2000, 11.875s to 2005.........         1,250        1,003,125
Brooks Fiber Properties, Inc.,
 0s to 2001, 10.875s to 2006...           750          480,000
Brooks Fiber Properties, Inc.,
 0s to 2001, 11.875s to
 2006##........................         1,250          796,875
Cablevision Systems Corp.,
 9.25s, 2005...................         1,300        1,287,000
Charter Communications
 Southeast LP, 11.25s, 2006....           200          209,000
Colt Telecom Group PLC, 0s to
 2001, 12s to 2006.............         1,350          799,875
Comeast Corp., 9.375s, 2005....           850          881,875
Diamond Cable Communications
 Corp., 0s to 2000, 11.75s to
 2005..........................         1,400        1,008,000
Echostar Communications Corp.,
 0s to 1999, 12.875s to 2004...           975          801,937
Echostar Satellite Broadcasting
 Corp., 0s to 2000, 13.125s to
 2004..........................         1,400        1,060,500
Falcon Holdings Group, Inc.,
 11s, 2003.....................         1,123        1,004,791
Granite Broadcasting Corp.,
 10.375s, 2005.................         1,000        1,025,000
ICG Holdings, Inc., 0s to 2001,
 12.5s to 2006.................         1,650        1,068,375

                                Principal Amount
            Issuer               (000 Omitted)       Value
TELECOMMUNICATIONS -- continued
Intermedia Capital Partners LP,
 11.25s, 2006##................    $      175     $    182,875
Jones Intercable, Inc., 9.625s,
 2002..........................           500          525,000
Jones Intercable, Inc., 10.5s,
 2008..........................           200          216,000
Marcus Cable Operating Co., 0s
 to 1999, 13.5s to 2004........           875          717,500
MFS Communications, Inc., 0s to
 2006, 8.875s to 2006..........         3,150        2,291,625
Mobile Telecommunication
 Technologies Corp., 13.5s,
 2002..........................           600          600,000
Mobilemedia Communications,
 Inc., 0s to 1998, 10.5s to
 2003**........................           700          147,000
Mobilemedia Communications,
 Inc., 9.375s, 2007............           850          229,500
Paging Network, Inc., 8.875s,
 2006..........................         1,700        1,619,250
Park Broadcasting, Inc.,
 11.75s, 2004..................           750          881,250
Rifkin Acquisition Partners LP,
 11.125s, 2006.................           200          208,500
Rogers Cablesystems, Inc.,
 10.125s, 2012.................         1,750        1,815,625
Sprint Spectrum LP, 11s,
 2006..........................         1,100        1,190,750
Sprint Spectrum LP, 0s to 2001,
 12.5s to 2006.................         1,750        1,194,375
Sygnet Wireless, Inc., 11.5s,
 2006..........................           875          896,875
Teleport Communications Group,
 Inc., 0s to 2001, 11.125s to
 2007..........................         3,650        2,500,250
Videotron Holdings PLC, 0s to
 2000, 11s to 2005.............           500          402,500
Western Wireless Corp., "A",
 10.5s, 2007...................         1,000        1,048,750
                                                  ------------
                                                  $ 29,759,978
                                                  ------------
TRANSPORTATION -- 0.9%
Central Transport Rental
 Finance Corp., 9.5s, 2003.....    $    1,332     $  1,258,696
Moran Transportation Co.,
 11.75s, 2004..................           500          540,000
                                                  ------------
                                                  $  1,798,696
                                                  ------------
  Total Bonds (Identified Cost, $176,878,574)...  $180,456,662
                                                  ------------

                                Principal Amount
            Issuer               (000 Omitted)       Value

                        STOCKS -- 0.8%
            Issuer                   Shares          Value
APPAREL AND TEXTILES -- 0.2%
Ithaca Industries, Inc.........        60,000     $    480,000
                                                  ------------
BUILDING
Atlantic Gulf Communities
 Corp.*........................           150     $        647
                                                  ------------
CONSUMER GOODS AND SERVICES
Ranger Industries, Inc.*.......       123,210     $     34,499
                                                  ------------
ENTERTAINMENT -- 0.5%
Gillett Holdings, Inc.+*.......        23,535     $    894,330
                                                  ------------
RESTAURANTS AND LODGING
Sam Houston Race Park, Inc.*...            82     $        410
                                                  ------------
SPECIAL PRODUCTS AND SERVICES -- 0.1%
Central Transport Rental Group
 PLC, ADR (United Kingdom).....       653,938     $    245,227
Envirosource, Inc.+*...........         1,666            4,477
                                                  ------------
                                                  $    249,704
                                                  ------------
  Total Stocks (Identified Cost, $4,492,331)....  $  1,659,590
                                                  ------------
PREFERRED STOCKS -- 3.4%
CONSUMER GOODS AND SERVICES -- 0.3%
Renaissance Cosmetics, Inc.,
 14s+#.........................           600     $    606,000
                                                  ------------
ENTERTAINMENT -- 1.1%
Time Warner, Inc., "K",
 10.25s........................         1,991     $  2,160,235
                                                  ------------
                PREFERRED STOCKS -- continued
            Issuer                   Shares          Value
SPECIAL PRODUCTS AND SERVICES -- 1.3%
K-III Communications Corp.,
 "B", 11.625s#.................        26,065     $  2,632,572
                                                  ------------
TELECOMMUNICATIONS -- 0.7%
Cablevision Systems Corp.,
 11.125s, 2008#................        14,998        1,346,071
                                                  ------------
  Total Preferred Stocks (Identified Cost,
  $5,272,448)...................................  $  6,744,878
                                                  ------------
WARRANTS
OIL SERVICES
ICO, Inc.,*....................       375,000     $    243,750
                                                  ------------
OILS
Crystal Oil Co., $0.075*.......     1,920,847     $    --
Crystal Oil Co., $0.10*........     1,683,209          --
Crystal Oil Co., $0.125*.......     2,000,087          --
Crystal Oil Co., $0.15*........     1,963,306          --
Crystal Oil Co., $0.25*........     1,963,306          --
                                                  ------------
                                                  $    --
                                                  ------------
  Total Warrants (Identified Cost, $178,993)....  $    243,750
                                                  ------------
SHORT-TERM OBLIGATION -- 2.8%
                                Principal Amount
                                 (000 Omitted)
Ford Motor Credit Corp., due
 1/02/97.......................    $    5,475     $  5,473,920
                                                  ------------
  Total Investments (Identified Cost,
  $192,296,266).................................  $194,578,800
OTHER ASSETS, LESS LIABILITIES -- 2.0%               3,883,219
                                                  ------------
Net Assets -- 100.0%............................  $198,462,019
                                                   ===========
  See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1996

MANAGED SECTORS VARIABLE ACCOUNT -- MSVA

                       STOCKS -- 99.1%
            Issuer                   Shares          Value
ENERGY -- 9.9%
BJ Services Co.*...............    $   27,400     $  1,397,400
Camco International, Inc. .....        27,500        1,268,438
Cooper Cameron Corp.*..........        26,000        1,989,000
Occidental Petroleum Corp. ....       105,000        2,454,375
Tidewater, Inc. ...............        32,000        1,448,000
Weatherford Enterra, Inc.*.....        36,200        1,086,000
                                                   -----------
                                                  $  9,643,213
                                                   -----------
FINANCIAL SERVICES -- 3.7%
Advanta Corp., "B".............        31,500     $  1,287,563
Equitable of Iowa Cos..........        51,000        2,339,625
                                                   -----------
                                                  $  3,627,188
                                                   -----------
LEISURE -- 19.0%
American Radio Systems Corp.,
 "A"*..........................        14,500     $    395,125
Argosy Gaming Corp.............        34,400          159,100
Harrah's Entertainment,
  Inc.*........................       159,100        3,162,112
HFS, Inc.*.....................        13,000          776,750
Host Marriot Corp..............        88,200        1,411,200
LIN Television Corp.*..........        19,600          828,100
Louisiana Quinta Inns, Inc.....        40,000          765,000
MGM Grand, Inc.*...............        25,200          878,850
Promus Hotel Corp.*............        52,700        1,561,238
Showboat, Inc..................        42,000          724,500
Telephone & Data Systems,
  Inc..........................       216,500        7,848,125
                                                   -----------
                                                  $ 18,510,100
                                                   -----------
RETAIL -- 4.2%
Gymboree Corp..................         1,400     $     32,025
Office Depot, Inc.*............       111,000        1,970,250
Sears, Roebuck & Co............        41,500        1,914,187
Staples, Inc.*.................         6,600          119,213
                                                   -----------
                                                  $  4,035,675
                                                   -----------
TECHNOLOGY -- 37.1%
ADT Ltd.*......................       149,500     $  3,419,812
Aerial Communications, Inc.....        72,000          585,000
AirTouch Communications,
  Inc.*........................        28,700          724,675
Analog Devices, Inc.*..........        32,400        1,097,550
Atmel Corp.....................        59,000        1,954,375
Cabletron Systems, Inc.*.......        55,700        1,852,025
Cisco Systems, Inc.*...........         8,000          509,000

            Issuer                   Shares          Value
TECHNOLOGY -- continued
Computer Associates
 International, Inc............    $   31,600     $  1,572,100
Digital Equipment Corp.........        65,000        2,364,375
Electronic Arts, Inc.*.........        64,100        1,918,994
Glenayre Technologies, Inc.*...        60,600        1,306,687
Intel Corp.....................        43,600        5,708,875
Loral Space and Communications
 Corp..........................        80,000        1,470,000
MCI Communications Corp........        32,600        1,065,613
Microsoft Corp.*...............        14,500        1,198,062
National Semiconductor Corp....        83,400        2,032,875
Oracle Systems Corp.*..........        16,000          668,000
Spectrum Holobyte, Inc.........       212,000        1,590,000
Sun Microsystems, Inc.*........       118,000        3,031,125
Sybase, Inc.*..................        44,000          734,250
VLSI Technology, Inc...........        51,500        1,229,563
                                                   -----------
                                                  $ 36,032,956
                                                   -----------
OTHER -- 25.2%
AGCO Corp......................        60,000     $  1,717,500
Colgate-Palmolive Co...........        14,500        1,337,625
Coventry Corp.*................       180,000        1,667,812
Genesis Health Ventures,
  Inc..........................        26,400          821,700
HBO & Co.......................         8,500          504,688
HealthSource, Inc.*............       125,000        1,640,625
HealthSouth Corp.*.............        36,000        1,390,500
McDonnell Douglas Corp.........        23,000        1,472,000
Pacificare Health Systems,
 Inc., "B".....................        20,500        1,747,625
Pharmacia & Upjohn, Inc........        38,000        1,505,750
PowerGen PLC (United
  Kingdom).....................       165,893        1,625,669
Rhone-Poulenc Rorer, Inc.......        10,000          781,250
St. Jude Medical, Inc.*........        30,000        1,278,750
Tyco International Ltd.........        51,500        2,723,063
United Healthcare Corp.........        60,700        2,731,500
Ventritex, Inc.................        12,600          310,275
Wisconsin Central
 Transportation Corp.*.........        32,300        1,279,887
                                                   -----------
                                                  $ 24,536,219
                                                   -----------
  Total Stocks (Identified Cost, $87,723,023)...  $ 96,385,351
                                                   -----------

                  CONVERTIBLE BONDS -- 0.1%
                                Principal Amount
            Issuer               (000 Omitted)       Value
Spectrum Holobyte, Inc., 6.5s,
 2002##........................    $  120,000     $     77,550
Ventritex, Inc., 5.75s, 2001...        30,000           47,325
                                                   -----------
  Total Convertible Bonds (Identified Cost,
  $150,000).....................................  $    124,875
                                                   -----------
SHORT-TERM OBLIGATION -- 1.2%
Ford Motor Credit Corp., due
 1/02/97.......................    $    1,135     $  1,134,776
                                                   -----------
  Total Investments (Identified Cost,
  $89,007,799)..................................  $ 97,645,002
OTHER ASSETS, LESS LIABILITIES -- (0.4)%........     (363,256)
                                                   -----------
  Net Assets -- 100.0%..........................  $ 97,281,746
                                                   ===========
See portfolio footnotes and notes to financial statements
PORTFOLIO OF INVESTMENTS -- December 31, 1996
MONEY MARKET VARIABLE ACCOUNT -- MMVA
                  COMMERCIAL PAPER -- 36.4%
                                Principal Amount
            Issuer               (000 Omitted)       Value
American Telephone & Telegraph
 Co., due 2/20/97..............    $    5,200     $  5,161,072
Bank of America, due 3/27/97...         3,000        2,962,104
Beneficial Corp., due
 2/20/97.......................         3,700        3,672,301
du Pont (E.I.) de Nemours &
 Co., due 1/22/97..............         2,000        1,993,863
Ford Motor Credit Corp., due
 1/24/97.......................         6,000        5,979,645
General Motors Acceptance
 Corp., due 1/31/97............         4,300        4,280,507
Kimberly Clark Corp., due
 2/14/97.......................         3,300        3,277,817
Knight-Ridder, Inc., due
 1/28/97.......................         2,900        2,888,473
Pacific Gas and Electric Co.,
 due 1/10/97...................         4,000        3,994,600
Pacific Gas and Electric Co.,
 due 1/15/97...................         3,000        2,993,618
Raytheon Co., due 1/07/97......         2,700        2,697,619
Raytheon Co., due 1/08/97......         2,300        2,297,603
Transamerica Co., due
 2/19/97.......................         4,000        3,970,600
                                                   -----------
  Total Commercial Paper, at Amortized Cost.....  $ 46,169,822
                                                   -----------
                     U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS -- 63.9%
                                Principal Amount
            Issuer               (000 Omitted)       Value
Federal Farm Credit Bank, due
 1/13/97.......................    $    6,000     $  5,989,620
Federal Farm Credit Bank, due
 2/13/97.......................         4,000        3,975,108
Federal Farm Credit Bank, due
 1/06/97.......................         4,000        3,997,100
Federal Home Loan Bank, due
 1/02/97.......................         3,200        3,199,533
Federal Home Loan Bank, due
 1/16/97.......................         4,800        4,789,600
Federal Home Loan Bank, due
 2/07/97.......................           990          984,689
Federal Home Loan Bank, due
 3/24/97.......................         2,400        2,371,136
Federal Home Loan Bank, due
 2/03/97.......................         2,700        2,686,907
Federal Home Loan Bank, due
 1/27/97.......................         3,000        2,988,192
Federal Home Loan Mortgage
 Corp., due 3/03/97............         4,000        3,964,688
Federal Home Loan Mortgage
 Corp., due 2/06/97............         6,900        6,863,982
Federal Home Loan Mortgage
 Corp., due 2/24/97............         2,300        2,281,577
Federal Home Loan Mortgage
 Corp., due 2/21/97............         5,000        4,962,954
Federal National Mortgage
 Assn., due 6/10/97............         3,500        3,419,733
Federal National Mortgage
 Assn., due 6/11/97............         5,300        5,177,457
Federal National Mortgage
 Assn., due 4/21/97............         5,000        4,920,250
Federal National Mortgage
 Assn., due 1/09/97 -
 2/18/97.......................         9,000        8,966,102
Federal National Mortgage
 Assn., due 1/14/97............         2,600        2,594,836
Tennessee Valley Authority, due
 1/21/97.......................         7,000        6,979,778
                                                   -----------

                     U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
Total U.S. Government and Agency Obligations, at
  Amortized Cost................................  $ 81,113,242
                                                   -----------
  Total Investments, at Amortized Cost..........  $127,283,064
OTHER ASSETS, LESS LIABILITIES -- (0.3)%........     (374,796)
                                                   -----------
  Net Assets -- 100.0%..........................  $126,908,268
                                                   ===========
See portfolio footnotes and notes to financial statements
PORTFOLIO OF INVESTMENTS -- December 31, 1996
TOTAL RETURN VARIABLE ACCOUNT -- TRVA
                       STOCKS -- 57.4%
            Issuer                   Shares          Value
U.S. COMMON STOCKS -- 51.9%
AEROSPACE -- 3.9%
Allied Signal, Inc. ...........        35,400     $  2,371,800
General Dynamics Corp. ........        13,500          951,750
Lockheed Martin Corp. .........        10,200          933,300
Raytheon Co. ..................        42,600        2,050,125
United Technologies Corp. .....        71,200        4,699,200
                                                   -----------
                                                  $ 11,006,175
                                                   -----------
APPAREL AND TEXTILES -- 0.5%
VF Corp........................        22,500     $  1,518,750
                                                   -----------
AUTOMOTIVE -- 2.0%
Dana Corp. ....................        33,000        1,076,625
Ford Motor Co. ................        46,900        1,494,937
General Motors Corp. ..........         9,900          551,925
Goodrich (B.F.) Co. ...........        63,300        2,563,650
                                                   -----------
                                                  $  5,687,137
                                                   -----------
BANKS AND CREDIT COMPANIES -- 5.5%
Bank of Boston Corp. ..........        25,700     $  1,651,225
Bank of New York, Inc. ........        54,500        1,839,375
Chase Manhattan Corp. .........        34,760        3,102,330
Comerica, Inc. ................         5,000          261,875
Fleet/Norstar Financial Group,
 Inc. .........................        38,200        1,905,225

                     STOCKS -- continued
            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
BANKS AND CREDIT COMPANIES -- continued
National City Corp. ...........        53,200     $  2,387,350
NationsBank Corp. .............        29,500        2,883,625
Northern Trust Corp. ..........        11,400          413,250
Norwest Corp. .................        30,800        1,339,800
                                                   -----------
                                                  $ 15,784,055
                                                   -----------
BUSINESS MACHINES -- 0.9%
Digital Equipment Corp.*.......        33,000     $  1,200,375
International Business Machines
 Corp. ........................         8,300        1,253,300
                                                   -----------
                                                  $  2,453,675
                                                   -----------
CELLULAR TELEPHONES -- 0.2%
Telephone & Data Systems,
  Inc. ........................        16,400     $    594,500
                                                   -----------
CHEMICALS -- 2.2%
Air Products & Chemicals,
  Inc. ........................         3,000     $    207,375
Dow Chemical Co. ..............        12,200          956,175
du Pont (E. I.) de Nemours &
 Co., Inc. ....................        17,900        1,689,312
Praxair, Inc. .................        19,700          908,663
Rohm & Haas Co. ...............        21,300        1,738,612
Witco Corp. ...................        29,600          902,800
                                                   -----------
                                                  $  6,402,937
                                                   -----------
CONSUMER GOODS AND SERVICES -- 3.3%
American Brands, Inc. .........        23,400     $  1,161,225
Colgate-Palmolive Co. .........        14,700        1,356,075
Olin Corp. ....................        25,200          948,150
Philip Morris Cos., Inc. ......        34,200        3,851,775
Rubbermaid, Inc. ..............        28,400          646,100
Sherwin Williams Co. ..........        24,800        1,388,800
                                                   -----------
                                                  $  9,352,125
                                                   -----------
ELECTRICAL EQUIPMENT -- 1.5%
General Electric Co. ..........        33,600     $  3,322,200
Honeywell, Inc. ...............        14,400          946,800
                                                   -----------
                                                  $  4,269,000
                                                   -----------
ELECTRONICS -- 0.1%
Analog Devices, Inc.*..........        10,200     $    345,525
                                                   -----------

                     STOCKS -- continued
            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
FINANCIAL INSTITUTIONS -- 2.0%
American Express Co. ..........        35,700     $  2,017,050
Federal Home Loan
Mortgage Corp. ................        14,200        1,563,775
Southern National Corp. .......        59,000        2,138,750
                                                   -----------
                                                  $  5,719,575
                                                   -----------
FOOD AND BEVERAGE PRODUCTS -- 1.3%
Anheuser Busch Cos., Inc. .....         9,000     $    360,000
Dimon, Inc. ...................        30,000          693,750
General Mills, Inc. ...........        21,600        1,368,900
McCormick & Co., Inc. .........        21,200          499,525
PepsiCo, Inc. .................        22,400          655,200
                                                   -----------
                                                  $  3,577,375
                                                   -----------
FOREST AND PAPER PRODUCTS -- 0.3%
Weyerhaeuser Co. ..............        21,000     $    994,875
                                                   -----------
INSURANCE -- 3.6%
Allstate Corp. ................        32,100     $  1,857,787
Chubb Corp. ...................        20,400        1,096,500
Cigna Corp.....................        15,900        2,172,337
Conseco, Inc. .................            70            4,463
St. Paul Cos., Inc. ...........        30,600        1,793,925
Torchmark Corp. ...............        36,000        1,818,000
Travelers Group, Inc. .........        31,300        1,420,238
                                                   -----------
                                                  $ 10,163,250
                                                   -----------
MACHINERY -- 1.2%
Cooper Industries, Inc. .......        18,000     $    758,250
Deere & Co., Inc. .............        48,400        1,966,250
York International Corp. ......        14,700          821,363
                                                   -----------
                                                  $  3,545,863
                                                   -----------
MEDICAL AND HEALTH PRODUCTS -- 1.9%
American Home Products
  Corp. .......................        32,600     $  1,911,175
Baxter International, Inc. ....        22,100          906,100
Pharmacia & Upjohn, Inc. ......        33,000        1,307,625
Rhone-Poulenc Rorer, Inc. .....        18,500        1,445,313
                                                   -----------
                                                  $  5,570,213
                                                   -----------

            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
MEDICAL AND HEALTH TECHNOLOGY AND SERVICES -- 1.0%
Columbia Healthcare Corp. .....        23,900     $    973,925
St. Jude Medical, Inc.*........        11,400          485,925
United Healthcare Corp. .......        29,200        1,314,000
                                                   -----------
                                                  $  2,773,850
                                                   -----------
METALS AND MINERALS -- 0.6%
Aluminum Cos. of America.......        21,600     $  1,377,000
Phelps Dodge Corp. ............         6,000          405,000
                                                   -----------
                                                  $  1,782,000
                                                   -----------
OIL SERVICES -- 0.7%
Schlumberger Ltd. .............        19,600     $  1,957,550
                                                   -----------
OILS -- 4.9%
Amoco Corp. ...................        20,500     $  1,650,250
Atlantic Richfield Co. ........        12,500        1,656,250
Exxon Corp. ...................        20,500        2,009,000
Mobil Corp. ...................        16,000        1,956,000
Occidental Petroleum Corp. ....        76,600        1,790,525
Sun, Inc. .....................         6,459          157,438
Texaco, Inc. ..................        19,000        1,864,375
Ultramar Diamond Shamrock......        13,100          414,288
USX-Marathon Group.............       109,400        2,611,925
                                                   -----------
                                                  $ 14,110,051
                                                   -----------
PHOTOGRAPHIC PRODUCTS -- 1.1%
Eastman Kodak Co. .............        37,500     $  3,009,375
                                                   -----------
POLLUTION CONTROL -- 0.6%
Browning Ferris Industries,
  Inc. ........................        31,500     $    826,875
WMX Technologies, Inc. ........        26,300          858,038
                                                   -----------
                                                  $  1,684,913
                                                   -----------
RAILROADS -- 1.5%
Burlington Northern Santa Fe
 Railway Co. ..................        21,300     $  1,839,787
CSX Corp. .....................        16,400          692,900
Illinois Central Corp. ........        50,450        1,614,400
                                                   -----------
                                                  $  4,147,087
                                                   -----------
REAL ESTATE -- 1.3%
Arden Realty, Inc..............        13,000     $    360,750
Hospitality Properties Trust...        41,000        1,189,000

                     STOCKS -- continued
            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
REAL ESTATE -- continued
Meditrust Corp. ...............        42,100     $  1,684,000
National Health Investors,
  Inc. ........................        11,400          431,775
                                                   -----------
                                                  $  3,665,525
                                                   -----------
SPECIAL PRODUCTS AND SERVICES -- 0.4%
Stanley Works..................        39,900     $  1,077,300
                                                   -----------
STORES -- 1.3%
May Department Stores Co. .....        20,000     $    935,000
Rite Aid Corp. ................         8,700          345,825
Sears, Roebuck & Co. ..........        33,300        1,535,963
Wal-Mart Stores, Inc. .........        33,800          773,175
                                                   -----------
                                                  $  3,589,963
                                                   -----------
UTILITIES -- ELECTRIC -- 3.3%
Allegheny Power Systems,
  Inc..........................        20,800     $    631,800
CMS Energy Corp................        20,000          672,500
Carolina Power & Light Co......        28,700        1,047,550
Coastal Corp...................        35,300        1,725,286
DPL, Inc.......................        20,000          490,000
FPL Group, Inc.................        45,000        2,070,000
Peco Energy Co.................        20,000          505,000
Pinnacle West Capital Corp.....        27,000          857,250
Portland General Corp..........        19,800          831,600
Texas Utilities Co.............        14,000          570,500
                                                   -----------
                                                  $  9,401,486
                                                   -----------
UTILITIES -- GAS -- 2.0%
Eastern Enterprises............        16,900     $    597,838
Pacific Enterprises............        18,000          546,750
PanEnergy Corp.................        41,000        1,845,000
Sonat, Inc.....................        15,000          772,500
UGI Corp.......................        20,000          447,500
Williams Cos., Inc.............        39,300        1,473,750
                                                   -----------
                                                  $  5,683,338
                                                   -----------
UTILITIES -- TELEPHONE -- 2.8%
Ameritech Corp.................        16,900     $  1,024,563
AT&T Corp......................         7,400          321,900
BellSouth Corp.................        35,900        1,449,462

            Issuer                   Shares          Value
U.S. COMMON STOCKS -- continued
UTILITIES -- TELEPHONE -- continued
GTE Corp.......................        60,000     $  2,730,000
MCI Communications Corp........        79,600        2,601,925
                                                   -----------
                                                  $  8,127,850
                                                   -----------
  Total U.S. Common Stocks......................  $147,995,318
                                                   -----------
FOREIGN STOCKS -- 5.5%
CANADA -- 0.1%
Canadian National Railway Co.
 (Railroads)...................         5,600     $    212,800
                                                   -----------
GERMANY -- 0.4%
Henkel Kgaa, Preferred
 (Consumer Goods and
 Services).....................        21,100     $  1,060,143
                                                   -----------
NETHERLANDS -- 0.9%
Royal Dutch Petroleum Co., ADR
 (Oils)........................        15,600     $  2,663,700
                                                   -----------
NEW ZEALAND
Lion Nathan Ltd. (Food and
 Beverage Products)............        53,800     $    128,853
                                                   -----------
SPAIN -- 0.4%
Repsol S.A., ADR (Oil
  Services)....................        27,000     $  1,029,375
                                                   -----------
SWEDEN -- 0.5%
Astra AB, "A", ADR (Medical and
 Health Products)..............        20,000     $    980,000
Volvo AB, ADR (Automotive).....        25,000          543,750
                                                   -----------
                                                  $  1,523,750
                                                   -----------
SWITZERLAND -- 0.9%
Novartis AG
  (Pharmaceuticals)*...........         2,133     $  2,444,092
                                                   -----------
UNITED KINGDOM -- 2.3%
British Petroleum PLC, ADR
 (Oils)........................        28,861     $  4,080,224
Smithkline Beecham PLC, ADR
 (Medical and Health
 Products).....................        36,100        2,454,800
                                                   -----------
                                                  $  6,535,024
                                                   -----------
  Total Foreign Stocks..........................  $ 15,597,737
                                                   -----------
  Total Stocks (Identified Cost,
  $123,238,747).................................  $163,593,055
                                                   -----------

                        BONDS -- 30.5%
                                Principal Amount
            Issuer               (000 Omitted)       Value
U.S. BONDS -- 21.3%
AEROSPACE -- 0.1%
Northrop Grumman Corp., 9.375s,
 2024..........................    $      225     $    248,740
                                                   -----------
AIRLINES -- 1.7%
Continental Airlines, Inc.,
 9.5s, 2001##..................    $      625     $    637,500
Continental Airlines Pass-Thru
 Trust, 9.5s, 2013.............           150          168,562
Continental Airlines Pass-Thru
 Trust, 10.22s, 2014...........           500          585,505
Delta Air Lines, Inc., 8.5s,
 2002..........................           400          423,524
Delta Air Lines, Inc.,
 10.375s, 2022.................           375          472,076
Jet Equipment Trust, 9.41s,
 2010##........................           330          380,771
Jet Equipment Trust, 8.64s,
 2012##........................           243          265,481
Jet Equipment Trust, 11.44s,
 2014##........................           300          355,572
Jet Equipment Trust, 10.69s,
 2015##........................           250          304,228
Qantas Airways Ltd., 7.5s,
 2003##........................           450          460,224
United Airlines, Inc., 9.12s,
 2012..........................           200          223,336
United Airlines Pass-Thru
 Trust, 7.27s, 2013............           500          484,155
                                                   -----------
                                                  $  4,760,934
                                                   -----------
BANKS AND CREDIT COMPANIES -- 3.0%
Advanta Capital Trust, 8.99s,
 2026##........................    $      375     $    375,581
Advanta Corp., 7.47s, 2001.....           250          254,310
BankAmerica Capital, 8s,
 2026..........................           500          506,850
BT Institutional Capital Trust,
 "A", 8.09s, 2026..............           400          402,000
Capital One Bank, 6.75s,
 2000..........................           900          898,875
Capital One Financial Corp.,
 7.25s, 2003...................           400          395,000
Contifinancial Corp., 8.375s,
 2003..........................           300          309,000
Equitable Life Assurance
 Society, 7.7s, 2015...........         1,250        1,249,475
First Chicago NBD Institutional
 Capital, 7.95s, 2026##........           250          245,625
First USA Capital Trust,
 9.33s, 2027...................           600          599,382
MBNA Capital, 8.278s, 2026.....           400          401,500
Mellon Capital II, 7.995s,
  2027.........................           500          500,000

                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
BANKS AND CREDIT COMPANIES -- continued
NB Capital Trust, 7.83s,
  2026.........................    $      420     $    418,719
New York Life Insurance Co.,
 7.5s, 2023....................           300          290,676
Peoples Bank of Bridgeport,
 7.2s, 2006....................           125          122,208
State Street Bank & Trust,
 7.94s, 2026...................           350          341,687
Travelers Capital III, 7.75s,
 2036..........................           985          947,137
United Cos. Financial Corp.,
 7.7s, 2004....................           200          201,000
                                                   -----------
                                                  $  8,459,025
                                                   -----------
BUILDING -- 0.2%
Owens Corning Fiberglas Corp.,
 8.875s, 2002..................    $      200     $    216,878
Owens Corning Fiberglas Corp.,
 9.9s, 2015##..................           200          220,500
                                                   -----------
                                                  $    437,378
                                                   -----------
BUSINESS MACHINES -- 0.1%
International Business Machines
 Corp., 7.125s, 2096...........    $      400     $    380,332
                                                   -----------
BUSINESS SERVICES -- 0.5%
Loewen Group International,
 Inc., 7.5s, 2001..............    $      900     $    901,125
Loewen Group International,
 Inc., 7.75s, 2001##...........           400          407,000
                                                   -----------
                                                  $  1,308,125
                                                   -----------
CELLULAR TELEPHONES -- 0.1%
360 Communications, 7.5s,
 2006..........................    $      200     $    198,382
                                                   -----------
CONSUMER GOODS AND SERVICES -- 0.2%
Philip Morris Cos., Inc.,
 7.65s, 2008...................    $      690     $    704,676
                                                   -----------
CORPORATE ASSET BACKED -- 1.4%
AT&T Universal Card Master
 Trust, 5.65s, 2003............    $    3,500     $  3,498,880
BCF LLC, 7.75s, 2026##.........           199          194,880
Merrill Lynch Mortgage
 Investors, Inc., 8.9s, 2011...           347          366,339
                                                   -----------
                                                  $  4,060,099
                                                   -----------

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
ENTERTAINMENT -- 1.8%
Time Warner, Inc., 7.45s,
 1998..........................    $    3,450     $  3,487,984
Time Warner, Inc., 7.95s,
 2000..........................           400          413,076
Time Warner, Inc., 8.375s,
 2023..........................           800          811,096
Time Warner, Inc., 9.15s,
 2023..........................           349          378,313
                                                   -----------
                                                  $  5,090,469
                                                   -----------
FINANCIAL INSTITUTIONS -- 1.6%
Alex Brown, Inc., 7.625s,
 2005..........................    $      320     $    326,480
Auburn Hills Trust, 12s,
 2020..........................           725        1,099,057
First Merchants Acceptance
 Corp., 9.5s, 2006.............           200          196,000
Humpuss Funding Corp.,
 7.72s, 2009##.................           200          197,426
Lehman Brothers, Inc., 7.125s,
 2003..........................           400          399,692
Lehman Brothers, Inc., 7.5s,
 2026..........................         1,150        1,165,973
Salton Sea Funding Corp.,
 7.37s, 2005...................           400          399,428
Salton Sea Funding Corp.,
 7.84s, 2010...................           400          402,188
Salton Sea Funding Corp., 8.3s,
 2011..........................           200          207,130
                                                   -----------
                                                  $  4,393,374
                                                   -----------
FOOD AND BEVERAGE PRODUCTS -- 0.5%
RJR Nabisco, Inc., 8.75s,
 2004..........................    $      165     $    166,528
RJR Nabisco, Inc., 8.75s,
 2007..........................           500          499,230
RJR Nabisco, Inc., 7.55s,
 2015..........................           890          882,675
                                                   -----------
                                                  $  1,548,433
                                                   -----------
FOREST AND PAPER PRODUCTS -- 0.9%
Boise Cascade Co., 9.85s,
 2002..........................    $      600     $    678,522
Boise Cascade Co., 7.43s,
 2005..........................           250          253,750
Champion International Corp.,
 6.4s, 2026....................           400          381,876
Georgia Pacific Corp.,
 9.875s, 2021..................         1,150        1,285,482
                                                   -----------
                                                  $  2,599,630
                                                   -----------
INSURANCE -- 1.0%
American Realty Corp.,
 7.45s, 2026##.................    $      400     $    399,500
Liberty Mutual Insurance Co.,
 8.2s, 2007##..................           875          929,197

                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
INSURANCE -- continued
Liberty Mutual Insurance Co.,
 7.875s, 2026##................    $      200     $    200,698
Metropolitan Life Insurance
 Co., 7.7s, 2015##.............           400          400,996
Nationwide Mutual Life
 Insurance Co., 7.5s, 2024##...           750          699,015
Travelers Group, Inc., 7.875s,
 2025..........................           275          287,235
                                                   -----------
                                                  $  2,916,641
                                                   -----------
OIL SERVICES -- 0.2%
Transcontinental Gas Pipe Line,
 7.25s, 2026...................    $      500     $    492,500
                                                   -----------
OILS -- 0.9%
CITGO Petroleum, 7.875s,
 2006..........................    $      200     $    203,920
Enserch Exploration, Inc.,
 7.54s, 2009##.................           350          344,750
Husky Oil Ltd., 7.125s, 2006...           400          400,016
Mitchell Energy & Development
 Corp., 6.75s, 2004............           200          186,780
Oryx Energy Co., 10s, 2001.....           290          318,330
Oryx Energy Co., 8s, 2003......           300          303,525
Oryx Energy Co., 8.375s,
 2004..........................           650          671,697
                                                   -----------
                                                  $  2,429,018
                                                   -----------
REAL ESTATE -- 0.2%
Taubman Realty Group Ltd., 8s,
 2001..........................    $      600     $    619,278
                                                   -----------
RESTAURANTS AND LODGING -- 0.1%
Circus Circus Enterprises,
 Inc.,
 6.7s, 2096....................    $      300     $    295,056
                                                   -----------
RETAIL -- 0.1%
Price/Costco, Inc., 7.125s,
 2005..........................    $      250     $    250,030
                                                   -----------
SPECIAL PRODUCTS AND SERVICES -- 0.3%
Mark IV Industries, Inc.,
 7.75s, 2006...................    $      550     $    540,375
Stewart Enterprises, Inc.,
 6.7s, 2003....................           300          297,057
                                                   -----------
                                                  $    837,432
                                                   -----------
TELECOMMUNICATIONS -- 1.6%
American Portable Telecom,
 Inc., 0s, 2006##..............    $      900     $    405,144

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
TELECOMMUNICATIONS -- continued
Continental Cablevision, Inc.,
 8.3s, 2006....................    $      550     $    591,938
TCI Communications, Inc.,
 5.56s, 2003...................           500          497,500
Tele-Communications, Inc.,
 7.38s, 2001...................           500          504,850
Tele-Communications, Inc.,
 7.49s, 2003...................           800          807,432
Tele-Communications, Inc.,
 10.125s, 2022.................         1,475        1,619,579
Viacom, Inc., 7.625s, 2016.....           260          238,875
                                                   -----------
                                                  $  4,665,318
                                                   -----------
UTILITIES -- ELECTRIC -- 4.2%
Arkansas Power & Light Co.,
 8.75s, 2026...................    $       75     $     77,265
Central Maine Power Co., 7.45s,
 1999..........................           200          199,012
Cleveland Electric Illuminating
 Co., 9.375s, 2017.............           700          717,927
Cleveland Electric Illuminating
 Co., 9s, 2023.................           350          350,938
Coastal Corp., 7.75s, 2035.....           650          661,745
Edison Mission Energy Funding
 Corp., 7.33s, 2008##..........           100          101,373
El Paso Electric Co., 8.9s,
 2006..........................           575          599,518
First PV Funding Corp., 10.3s,
 2014..........................           474          504,810
First PV Funding Corp., 10.15s,
 2016..........................           362          384,625
Long Island Lighting Co.,
 8.75s, 1997...................           500          501,305
Long Island Lighting Co., 7.5s,
 2007..........................           275          256,108
Long Island Lighting Co., 8.9s,
 2019..........................           870          887,617
Long Island Lighting Co., 9s,
 2022..........................           775          815,687
Long Island Lighting Co., 8.2s,
 2023..........................           100           98,991
Long Island Lighting Co.,
 9.625s, 2024..................           800          850,808
Louisiana Power & Light Co.,
 10.67s, 2017..................           400          428,111

                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
UTILITIES -- ELECTRIC -- continued
Louisiana Power & Light Co.,
 8.75s, 2026...................    $       87     $     87,544
Midland Cogeneration Venture
 Corp., 10.33s, 2002...........           468          497,593
Midland Funding Corp. II, "A",
 11.75s, 2005..................           750          830,370
Montana Power Co., 7.875s,
 2026..........................           750          756,563
Niagara Mohawk Power Corp., 8s,
 2004..........................           500          480,340
Pacificorp Holdings, 7.2s,
 2006##........................           680          676,600
System Energy Resources, 7.38s,
 2000..........................           700          697,935
Texas & New Mexico Power Co.,
 12.5s, 1999...................           400          434,540
                                                   -----------
                                                  $ 11,897,325
                                                   -----------
UTILITIES -- GAS -- 0.6%
California Energy, Inc.,
 10.25s, 2004..................    $      600     $    632,250
Louis Dreyfus Natural Gas
 Corp., 9.25s, 2004............           250          262,908
NGC Corp., 7.625s, 2026........           200          202,990
Province of Quebec, 6.5s,
 2006..........................           312          301,030
Ras Laffan Liquefied Natural
 Gas, 8.294s, 2014##...........           325          325,812
Tosco Corp., 7.625s, 2006......           355          366,509
                                                   -----------
                                                  $  2,091,499
                                                   -----------
U.S. FEDERAL AGENCIES -- 4.9%
Federal Home Loan Mortgage
 Corp., 9s, 2020 - 2020........    $      327     $    346,558
Federal National Mortgage
 Assn., 2016...................         1,345        1,315,197
Federal National Mortgage
 Assn., 7.5s, 2010 - 2011......         2,144        2,173,418
Federal National Mortgage
 Assn., 8s, 2025 - 2026........        10,099       10,288,499
                                                   -----------
                                                  $ 14,123,672
                                                   -----------

                      BONDS -- continued
                                Principal Amount
            Issuer               (000 Omitted)       Value
                   U.S. BONDS -- continued
U.S. TREASURY OBLIGATIONS -- 6.4%
U.S. Treasury Notes, 6.5s,
 2001..........................    $    1,300     $  1,314,222
U.S. Treasury Notes, 6.625s,
 2001..........................         3,400        3,454,706
U.S. Treasury Notes, 7.5s,
 2001..........................         2,920        3,073,767
U.S. Treasury Notes, 5.875s,
 2005..........................           100           96,422
U.S. Treasury Notes, 6.5s,
 2006..........................         3,615        3,634,775
U.S. Treasury Notes, 6.875s,
 2006..........................           300          309,141
U.S. Treasury Bonds, 12s,
 2005..........................         2,195        2,980,393
U.S. Treasury Bonds, 12s,
 2013..........................           705        1,008,481
U.S. Treasury Bonds, 6.5s,
 2026..........................           700          686,987
U.S. Treasury Bonds, 6.75s,
 2026..........................         1,684        1,696,630
                                                   -----------
                                                  $ 18,255,524
                                                   -----------
  Total U.S. Bonds..............................  $ 93,062,890
                                                   -----------
FOREIGN BONDS -- 2.8%
ARGENTINA -- 0.3%
Hidroelectrica Alicura,
 8.375s, 1999##................    $      500     $    495,000
Republic of Argentina, 9.25s,
 2001..........................           220          223,300
                                                   -----------
                                                  $    718,300
                                                   -----------
CANADA -- 0.6%
Canadian Pacific Forest
 Products Ltd., 9.25s, 2002....    $      800     $    812,784
Fairfax Financial Holdings
 Ltd., 8.3s, 2026..............           400          416,640
Gulf Canada Resources Ltd.,
 8.35s, 2006...................           400          411,500
                                                   -----------
                                                  $  1,640,924
                                                   -----------
CHILE -- 0.2%
Empresa Electrica Del Norts,
 7.75s, 2006##.................    $      190     $    193,800
Enersis S.A., 6.9s, 2006.......           350          341,596
                                                   -----------
                                                  $    535,396
                                                   -----------
COLOMBIA -- 0.5%
Financiera Energetica Nacional
 Colombia, 9.375s, 2006##......    $      135     $    143,438
Oleoducto Centrale S.A.,
 9.35s, 2005##.................           300          303,000

                                Principal Amount
            Issuer               (000 Omitted)       Value
                  FOREIGN BONDS -- continued
COLOMBIA -- continued
Republic of Colombia, 8.75s,
 1999..........................    $      250     $    261,250
Republic of Colombia, 8.66s,
 2016##........................           200          210,000
Republic of Colombia, 8.7s,
 2016..........................           540          520,835
                                                   -----------
                                                  $  1,438,523
                                                   -----------
ITALY -- 0.1%
City of Naples, 7.52s, 2006....    $      375     $    386,745
                                                   -----------
MALAYSIA -- 0.1%
Petroliam Nasional Berhad,
 7.625s, 2026##................    $      400     $    403,228
                                                   -----------
NETHERLANDS -- 0.3%
ABN Amro Bank NV, 7.3s, 2026...    $      800     $    760,640
                                                   -----------
SOUTH AFRICA -- 0.3%
Republic of South Africa,
 8.375s, 2006..................    $      900     $    899,982
                                                   -----------
SWITZERLAND -- 0.2%
Ciba-Geigy AG, 6.25s, 2016##...    $      500     $    504,375
                                                   -----------
THAILAND -- 0.1%
Total Access Communication
 Public, 8.375s, 2006##........    $      400     $    401,324
                                                   -----------
UNITED KINGDOM -- 0.1%
Crown Cork & Seal Finance PLC,
 7s, 2006......................    $      200     $    198,272
                                                   -----------
Total Foreign Bonds.............................  $  7,887,709
                                                   -----------
  Total Bonds (Identified Cost, $87,132,486)....  $100,950,599
                                                   -----------
                   PREFERRED STOCKS -- 0.3%
                                     Shares
El Paso Tennessee Pipeline Co.,
 8.25s.........................         4,000     $    204,500
Enron Corp., Cv................        10,000          240,000
Long Island Lighting Co.,
 7.95s.........................        20,000          507,500
                                                   -----------
  Total Preferred Stocks (Identified Cost,
   $933,000)....................................  $    952,000
                                                   -----------

                   PREFERRED STOCKS -- 0.3%
                                      Shares

                SHORT-TERM OBLIGATIONS -- 6.4%
                                 Principal Amount
             Issuer               (000 Omitted)       Value
Federal Home Loan Bank, due
 1/03/97.......................    $    6,000     $  5,998,180
Ford Motor Credit Corp., due
 1/02/97.......................         8,000        7,998,555
General Electric Capital Corp.,
 due 1/02/97...................         4,185        4,184,175
                                                   -----------
  Total Short-Term Obligations, at Amortized
   Cost.........................................  $ 18,180,910
                                                   -----------
  Total Investments (Identified Cost,
   $243,673,683)................................  $283,676,564
OTHER ASSETS, LESS LIABILITIES -- (0.5)%             1,571,614
                                                   -----------
  Net Assets -- 100.0%                            $285,248,178
                                                   ===========
See portfolio footnotes and notes to financial statements

PORTFOLIO OF INVESTMENTS -- December 31, 1996

WORLD GOVERNMENTS VARIABLE ACCOUNT -- WGVA
BONDS -- 97.4%

                               Principal Amount
            Issuer              (000 Omitted)       Value
U.S. BONDS -- 21.1%
U.S. TREASURY OBLIGATIONS
U.S. Treasury Notes, 6.25s,
 2001.........................   $      1,000    $ 1,000,940
U.S. Treasury Notes, 6.625s,
 2001.........................          5,600      5,689,264
                                                 -----------
                                                 $ 6,690,204
                                                 -----------
FOREIGN BONDS -- 76.3%
AUSTRALIA -- 12.9%
Commonwealth of Australia,
 8.75s, 2001..................    AUD   1,580    $ 1,336,355
Commonwealth of Australia,
 9.75s, 2002..................          1,750      1,548,902
Commonwealth of Australia,
 9.5s, 2003...................          1,350      1,194,868
                                                 -----------
                                                 $ 4,080,125
                                                 -----------

                               Principal Amount
            Issuer              (000 Omitted)       Value
FOREIGN BONDS -- continued
BELGIUM -- 2.8%
Kingdom of Belgium, 9s, 1998.....   BEF   10,000    $   342,256
Kingdom of Belgium, 8.75s,
 2002............................          5,000        185,994
Kingdom of Belgium, 7.25s,
 2004............................          5,000        174,124
Kingdom of Belgium, 8.5s, 2007...          5,000        187,997
                                                    -----------
                                                    $   890,371
                                                    -----------
CANADA -- 2.9%
Government of Canada, 7s, 2006...    CAD   1,200    $   913,377
                                                    -----------
DENMARK -- 5.6%
Kingdom of Denmark, 6s, 1999.....    DKK   2,003    $   353,591
Kingdom of Denmark, 8s, 2001.....          6,587      1,241,893
Kingdom of Denmark, 7s, 2007.....            973        168,046
                                                    -----------
                                                    $ 1,763,530
                                                    -----------
GERMANY -- 13.0%
Federal Republic of Germany,
 6.875s, 1999....................    DEM   1,160    $   804,121
Federal Republic of Germany,
 7.125s, 2002....................          1,330        948,765
German Unity Fund, 8.75s, 2000...            241        178,968
Treuhandanstalt Obligationen,
 6.375s, 1999....................          3,202      2,207,163
                                                    -----------
                                                    $ 4,139,017
                                                    -----------
IRELAND -- 2.3%
Republic of Ireland, 8s, 2000....    IEP     400    $   722,281
                                                    -----------
ITALY -- 10.8%
Republic of Italy, 8.313s,
 1999............................  ITL 2,475,000      1,728,954
Republic of Italy, 8.313s,
 2006............................      2,285,000      1,705,792
                                                    -----------
                                                    $ 3,434,746
                                                    -----------
JAPAN -- 9.8%
Export Import Bank of Japan,
 4.375s, 2003....................   JPY  160,000    $ 1,558,514
International Bank of
 Reconstruction & Development,
 4.5s, 2000......................         96,000        922,247
International Bank of
 Reconstruction & Development,
 5.25s, 2002.....................         62,000        627,234
                                                    -----------
                                                    $ 3,107,995
                                                    -----------
SPAIN -- 8.2%
Government of Spain, 8.4s,
 2001............................   ESP  106,820    $   899,420
Government of Spain, 10.1s,
 2001............................          4,600         40,765
Government of Spain, 7.9s,
 2002............................        201,850      1,660,246
                                                    -----------
                                                    $ 2,600,431
                                                    -----------

                    BONDS -- continued
                              Principal Amount
           Issuer              (000 Omitted)       Value
                FOREIGN BONDS -- continued
SWEDEN -- 3.1%
Kingdom of Sweden, 11s,
 1999.........................   SEK    2,300    $   378,968
Kingdom of Sweden, 10.25s,
 2000.........................          3,500        592,407
                                                 -----------
                                                 $   971,375
                                                 -----------
UNITED KINGDOM -- 4.9%
United Kingdom Treasury, 9s,
 2000.........................    GBP     420    $   757,320
United Kingdom Treasury, 9.75s, 2002..    420        797,348
                                                 -----------
                                                 $ 1,554,668
                                                 -----------
  Total Foreign Bonds..........................  $24,177,916
                                                 -----------
  Total Bonds (Identified Cost, $30,676,134)...  $30,868,120
                                                 -----------

                   CALL OPTIONS PURCHASED
         Description/          Principal Amount
      Expiration Month/          of Contracts
         Strike Price           (000 Omitted)       Value
ITALIAN LIRE/DEUTSCHE MARKS
January/995 (Premium
  Paid, $4,198)...............  ITL 1,691,540         $8,458
                                                 -----------
PUT OPTIONS PURCHASED -- 2.1%
DEUTSCHE MARKS/BRITISH POUNDS
January/2.45..................  DEM     4,309    $   207,248
DEUTSCHE MARKS/BRITISH POUNDS
January/2.51..................          4,414        138,699
DEUTSCHE MARKS/BRITISH POUNDS
January/2.56..................          4,502         85,744
SWISS FRANCS/DEUTSCHE MARKS
January/0.829.................  CHF     1,704         61,087
SWISS FRANCS/DEUTSCHE MARKS
February/0.84.................          1,727         44,149
SWISS FRANCS/DEUTSCHE MARKS
February/0.84.................          2,981         76,176
SWISS FRANCS/DEUTSCHE MARKS
March/0.86....................          4,820         52,306
                                                 -----------
  Total Put Options Purchased (Premiums Paid,
  $147,890)....................................  $   665,409
                                                 -----------
  Total Investments (Identified Cost,
  $30,828,222).................................  $31,541,987
                                                 -----------
                    CALL OPTIONS WRITTEN
         Description/          Principal Amount
      Expiration Month/          of Contracts
         Strike Price           (000 Omitted)       Value
DEUTSCHE MARKS/BRITISH POUNDS
January/2.3682..................    DEM   4,165    $        --
SWISS FRANCS/DEUTSCHE MARKS
February/0.8265.................    CHF   2,933           (18)
                                                   -----------
  Total Call Options Written (Premiums Received,
  $24,861).......................................  $      (18)
                                                   -----------
PUT OPTIONS WRITTEN -- (1.6)%
DEUTSCHE MARKS/BRITISH POUNDS
January/2.45....................    DEM   4,309    $ (206,395)
DEUTSCHE MARKS/BRITISH POUNDS
January/2.5105..................          4,415      (138,144)
SWISS FRANCS/DEUTSCHE MARKS
January/0.829...................    CHF   1,704       (61,130)
SWISS FRANCS/DEUTSCHE MARKS
February/0.84...................          4,708      (120,379)
                                                   -----------
  Total Put Options Written (Premiums Received,
  $214,566)......................................  $ (526,048)
                                                   -----------
OTHER ASSETS, LESS LIABILITIES -- 2.1%...........  $   668,975
                                                   -----------
  Net Assets -- 100.0%...........................  $31,684,896
                                                   ===========
See portfolio footnotes and notes to financial statements

PORTFOLIO FOOTNOTES:

   * Non-income producing security.
  ** Non-income producing security - in default.
   # Payment-in-kind security.
  ## SEC Rule 144A restriction.
   + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD  =    Australian Dollars     GBP  =    British Pounds
BEF  =    Belgian Francs         IEP  =    Irish Punts
CAD  =    Canadian Dollars       ITL  =    Italian Lire
CHF  =    Swiss Francs           JPY  =    Japanese Yen
DEM  =    Deutsche Marks         NZD  =    New Zealand Dollars
DKK  =    Danish Kroner          NLG  =    Dutch Guilders
ESP  =    Spanish Pesetas        SEK  =    Swedish Kronor

STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 1996
(000 Omitted)

                                                Capital      Government     High     Managed    Money      Total        World
                                              Appreciation   Securities    Yield     Sectors    Market     Return    Governments
                                                Variable      Variable    Variable   Variable  Variable   Variable    Variable
                  ASSETS:                       Account       Account     Account    Account   Account    Account      Account
                                              ------------   ----------   --------   -------   --------   --------   -----------
  Investments --
    Identified cost.........................    $414,739      $218,266    $192,296   $89,008   $127,283   $243,673     $30,828
    Unrealized appreciation.................     136,887         6,720       2,283    8,637       --        40,003         714
                                                --------      --------    --------   -------   --------   --------     -------
      Total value...........................    $551,626      $224,986    $194,579   $97,645   $127,283   $283,676     $31,542
  Cash......................................       4,361            67          13        4          96         16         102
  Receivable for forward foreign currency
   exchange contracts sold..................      --            --           --        --         --         --            277
  Receivable for investments sold...........       1,977        --           --         892       --            14      --
  Receivable for units sold.................         109            52          13        5         267         48           1
  Interest and dividends receivable.........         485         3,468       3,927       47                  1,985         902
  Receivable from sponsor...................      --            --              61     --            12        265      --
  Other assets..............................           5             3           2        1           2         13      --
                                                --------      --------    --------   -------   --------   --------     -------
      Total assets..........................    $558,563      $228,576    $198,595   $98,594   $127,660   $286,017     $32,824
                                                --------      --------    --------   -------   --------   --------     -------
LIABILITIES:
  Payable for investments purchased.........    $    170      $           $          $1,198    $          $    532     $    --
  Payable for units surrendered.............         409           122          74       35         432        177          12
  Written options outstanding, at value
   (premiums received, $239)................      --            --           --        --         --         --            526
  Payable for forward foreign currency
   exchange contracts sold..................      --            --           --        --         --         --            272
  Payable for closed forward foreign
   currency exchange contracts..............      --            --           --        --         --         --            257
  Payable to affiliates --
    Investment adviser......................          33            10          12        6           5         18           2
    Sponsor.................................         521           124       --          46         278      --             45
  Accrued expenses and other liabilities....          55            39          47       27          37         42          25
                                                --------      --------    --------   -------   --------   --------     -------
      Total liabilities.....................    $  1,188      $    295    $    133   $1,312    $    752   $    769     $ 1,139
                                                --------      --------    --------   -------   --------   --------     -------
        Net assets..........................    $557,375      $228,281    $198,462   $97,282   $126,908   $285,248     $31,685
                                                ========      ========    ========   =======   ========   ========     =======

                       See notes to financial statements

(000 Omitted except for unit values)

                                                       Capital     Government    High    Managed   Money     Total       World
                                                     Appreciation  Securities   Yield    Sectors   Market    Return   Governments
                                             Unit      Variable     Variable   Variable  Variable Variable  Variable   Variable
                                    Units   Value      Account      Account    Account   Account  Account   Account     Account
                                    -----  --------  ------------  ----------  --------  -------  --------  --------  -----------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
  Compass 2........................ 9,004  $45.4107    $408,860
  Compass 3........................ 3,721   30.1803     112,326
  Compass 3 - Level 2.............. 2,493   12.4143      30,948
Government Securities
 Variable Account --
  Compass 2........................ 7,255  $25.6724                 $186,230
  Compass 3........................ 1,549   18.0755                   27,993
  Compass 3 - Level 2.............. 1,080   10.4604                   11,283
High Yield
 Variable Account --
  Compass 2........................ 4,956  $29.0656                            $144,051
  Compass 3........................ 1,438   21.5259                              30,940
  Compass 3 - Level 2.............. 1,819   11.3852                              20,711
Managed Sectors
 Variable Account --
  Compass 2........................   731  $36.5900                                      $26,675
  Compass 3........................ 1,552   36.3604                                      56,421
  Compass 3 - Level 2.............. 1,203   11.6449                                      14,020
Money Market
 Variable Account --
  Compass 2........................ 5,209  $17.1109                                               $100,240
  Compass 3........................ 1,930   14.1277                                                 15,955
  Compass 3 - Level 2..............   898   10.4654                                                  9,389
Total Return
 Variable Account --
  Compass 2........................ 4,414  $25.0444                                                         $110,531
  Compass 3........................ 5,177   24.7133                                                          127,894
  Compass 3 - Level 2.............. 3,717   11.8074                                                           43,894
World Governments
 Variable Account --
  Compass 2........................   587  $18.6786                                                                     $10,961
  Compass 3........................   789   18.4308                                                                      14,536
  Compass 3 - Level 2..............   563   10.6836                                                                       6,016
                                                       --------     --------   --------  -------  --------  --------    -------
Net assets applicable to owners of deferred
  contracts........................................    $552,134     $225,506   $195,702  $97,116  $125,584  $282,319    $31,513
Reserve for variable annuities --
  Compass 2 Contracts..............................       4,778        2,550      2,745     125      1,316     2,544         71
  Compass 3 Contracts..............................         325           81         15      41          5       315         14
    Compass 3 - Level 2 Contracts..................         138          144      --       --            3        70         87
                                                       --------     --------   --------  -------  --------  --------    -------
      Net assets...................................    $557,375     $228,281   $198,462  $97,282  $126,908  $285,248    $31,685
                                                       ========     ========   ========  =======  ========  ========    =======

                       See notes to financial statements

STATEMENTS OF OPERATIONS -- Year Ended December 31, 1996
(000 Omitted)

                                                       Capital     Government    High    Managed   Money     Total       World
                                                     Appreciation  Securities   Yield    Sectors   Market    Return   Governments
                                                       Variable     Variable   Variable  Variable Variable  Variable   Variable
                                                       Account      Account    Account   Account  Account   Account     Account
                                                     ------------  ----------  --------  -------  --------  --------  -----------
NET INVESTMENT INCOME (EXPENSE):
Income --
  Interest..........................................   $    209     $ 18,443   $18,429   $  121    $7,897   $ 8,237     $ 2,306
  Dividends.........................................      3,438       --         --         644     --        4,783      --
  Foreign taxes withheld............................        (29)      --         --          (7)    --          (67)     --
                                                       --------      -------   -------   ------   -------    ------
      Total investment income.......................   $  3,618     $ 18,443   $18,429   $  758    $7,897   $12,953     $ 2,306
                                                       --------      -------   -------   ------   -------    ------
Expenses --
  Mortality and expense risk charges................   $  6,793     $  3,165   $ 2,404   $1,124    $1,874   $ 3,404     $   418
  Management fees...................................      3,818        1,361     1,416      674       734     2,059         252
  Custodian fees....................................        260          115       163       42        62       118          35
  Distribution expense charges......................        170           49        45       85        56       205          25
  Auditing fees.....................................         31           43        41       31        31        35          35
  Legal fees........................................          1            1     --        --           1         1           1
  Boards of Managers fees and expenses..............         10           10        10       10        10        10           9
  Printing..........................................         23           13        18        8         8        13           3
  Miscellaneous.....................................          5            2        10        2         5         5           1
                                                       --------      -------   -------   ------   -------    ------
      Total expenses................................   $ 11,111     $  4,759   $ 4,107   $1,976    $2,781   $ 5,850     $   779
  Fees paid indirectly..............................     --               (3)       (5)    --         (10)       (7)     --
                                                       --------      -------   -------   ------   -------    ------
      Net expenses..................................   $ 11,111     $  4,756   $ 4,102   $1,976    $2,771   $ 5,843     $   779
                                                       --------      -------   -------   ------   -------    ------
          Net investment income (expense)...........   $ (7,493)    $ 13,687   $14,327   $(1,218)  $5,126   $ 7,110     $ 1,527
                                                       ========      =======   =======   ======   =======    ======
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized gains (losses)(identified cost basis) --
    Investment transactions.........................   $ 74,029     $   (151)  $ 2,950   $13,680   $--      $27,964     $   371
    Written option transactions.....................     --           --         --        --       --        --            201
    Foreign currency transactions...................        (98)      --         --          (5)    --           (4)       (837)
                                                       --------      -------   -------   ------   -------    ------
      Net realized gains (losses) on investments and
        foreign currency transactions...............   $ 73,931     $   (151)  $ 2,950   $13,675   $--      $27,960     $  (265)
                                                       --------      -------   -------   ------   -------    ------
  Change in unrealized appreciation
    (depreciation) --
    Investments.....................................   $ 32,320     $(12,741)  $ 3,210   $1,098    $--      $(2,943)    $   (29)
    Written options.................................     --           --         --        --       --        --           (317)
    Translation of assets and liabilities in foreign
      currencies....................................         57       --            (1)       2     --           (1)          7
                                                       --------      -------   -------   ------   -------    ------
      Net unrealized gains (losses) on
        investments.................................   $ 32,377     $(12,741)  $ 3,209   $1,100    $--      $(2,944)    $  (339)
                                                       --------      -------   -------   ------   -------    ------
        Net realized and unrealized gains (losses)
          on investments............................   $106,308     $(12,892)  $ 6,159   $14,775   $--      $25,016     $  (604)
                                                       --------      -------   -------   ------   -------    ------
          Increase in net assets from operations....   $ 98,815     $    795   $20,486   $13,557   $5,126   $32,126     $   923
                                                       ========      =======   =======   ======   =======    ======

                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                Capital Appreciation       Government Securities             High Yield
                                                  Variable Account            Variable Account            Variable Account
                                             --------------------------  --------------------------  --------------------------
                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                             December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                 1996          1995          1996          1995          1996          1995
                                             ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (expense).........   $ (7,493)     $ (4,739)     $ 13,687      $ 15,090      $ 14,327      $ 15,430
    Net realized gains (losses) on
     investments and foreign currency
     transactions...........................     73,931        70,307          (151)       (1,546)        2,950        (8,850)
    Net unrealized gains (losses) on
     investments and foreign currency
     transactions...........................     32,377        70,403       (12,741)       27,975         3,209        21,177
                                               --------      --------      --------      --------      --------      --------
      Increase in net assets from
       operations...........................   $ 98,815      $135,971      $    795      $ 41,519      $ 20,486      $ 27,757
                                               --------      --------      --------      --------      --------      --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..............   $ 21,404      $ 19,308      $  6,200      $  6,994      $  4,765      $  5,092
    Net transfers between variable and fixed
     accumulation accounts..................        554         5,813         3,800       (42,552)       (2,435)        4,042
    Withdrawals, surrenders, annuitizations
     and contract charges...................    (62,268)      (69,281)      (39,464)      (45,443)      (25,541)      (26,006)
                                               --------      --------      --------      --------      --------      --------
      Net accumulation activity.............   $(40,310)     $(44,160)     $(29,464)     $(81,001)     $(23,211)     $(16,872)
                                               --------      --------      --------      --------      --------      --------
  Annuitization activity:
    Annuitizations..........................   $    585      $    375      $    317      $    538      $    118      $    584
    Annuity payments and contract charges...       (811)         (622)         (480)         (466)         (475)         (406)
    Net transfers among accounts for annuity
     reserves...............................         18            12           (51)            6            13        --
    Adjustments to annuity reserves.........       (135)         (139)          (69)           87             6            49
                                               --------      --------      --------      --------      --------      --------
      Net annuitization activity............   $   (343)     $   (374)     $   (283)     $    165      $   (338)     $    227
                                               --------      --------      --------      --------      --------      --------
    Decrease in net assets from participant
     transactions...........................   $(40,653)     $(44,534)     $(29,747)     $(80,836)     $(23,549)     $(16,645)
                                               --------      --------      --------      --------      --------      --------
      Total increase (decrease) in net
        assets..............................   $ 58,162      $ 91,437      $(28,952)     $(39,317)     $ (3,063)     $ 11,112
NET ASSETS:
  At beginning of year......................    499,213       407,776       257,233       296,550       201,525       190,413
                                               --------      --------      --------      --------      --------      --------
  At end of year............................   $557,375      $499,213      $228,281      $257,233      $198,462      $201,525
                                               ========      ========      ========      ========      ========      ========

                       See notes to financial statements

(000 Omitted)

                                                                    Managed Sectors                    Money Market
                                                                   Variable Account                  Variable Account
                                                             -----------------------------     -----------------------------
                                                              Year Ended       Year Ended       Year Ended       Year Ended
                                                             December 31,     December 31,     December 31,     December 31,
                                                                 1996             1995             1996             1995
                                                             ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (expense)........................    $ (1,218)        $   (809)        $  5,126         $  7,005
    Net realized gains on investments and foreign currency
     transactions..........................................      13,675           15,458           --               --
    Net unrealized gains on investments and foreign
    currency  transactions.................................       1,100            4,877           --               --
                                                                -------          -------         --------         --------
      Increase in net assets from operations...............    $ 13,557         $ 19,526         $  5,126         $  7,005
                                                                -------          -------         --------         --------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.............................    $  8,975         $  6,862         $  5,979         $  7,259
    Net transfers between variable and fixed accumulation
      accounts.............................................       3,625            3,581          (14,269)          22,474
    Withdrawals, surrenders, annuitizations and contract
      charges..............................................     (11,912)          (9,312)         (37,717)         (39,085)
                                                                -------          -------         --------         --------
      Net accumulation activity............................    $    688         $  1,131         $(46,007)        $ (9,352)
                                                                -------          -------         --------         --------
  Annuitization activity:
    Annuitizations.........................................    $     72         $ --             $    300         $     91
    Annuity payments and contract charges..................         (27)              (9)            (279)            (230)
    Net transfers among accounts for annuity reserves......          65           --               --                  (18)
    Adjustments to annuity reserves........................         (19)              (7)            (208)             (41)
                                                                -------          -------         --------         --------
      Net annuitization activity...........................    $     91         $    (16)        $   (187)        $   (198)
                                                                -------          -------         --------         --------
    Increase (decrease) in net assets from participant
      transactions.........................................    $    779         $  1,115         $(46,194)        $ (9,550)
                                                                -------          -------         --------         --------
      Total increase (decrease) in net assets..............    $ 14,336         $ 20,641         $(41,068)        $ (2,545)
NET ASSETS:
  At beginning of year.....................................      82,946           62,305          167,976          170,521
                                                                -------          -------         --------         --------
  At end of year...........................................    $ 97,282         $ 82,946         $126,908         $167,976
                                                                =======          =======         ========         ========

                       See notes to financial statements

(000 Omitted)

                                                                     Total Return                    World Governments
                                                                   Variable Account                  Variable Account
                                                             -----------------------------     -----------------------------
                                                              Year Ended       Year Ended       Year Ended       Year Ended
                                                             December 31,     December 31,     December 31,     December 31,
                                                                 1996             1995             1996             1995
                                                             ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income..................................    $  7,110         $  7,294         $  1,527         $  1,965
    Net realized gains (losses) on investments and foreign
    currency  transactions.................................      27,960           26,520             (265)           1,672
    Net unrealized gains (losses) on investments and
    foreign currency  transactions.........................      (2,944)          24,712             (339)           1,327
                                                               --------         --------          -------          -------
      Increase in net assets from operations...............    $ 32,126         $ 58,526         $    923         $  4,964
                                                               --------         --------          -------          -------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.............................    $ 16,989         $ 15,564         $  1,917         $  2,063
    Net transfers between variable and fixed accumulation
      accounts.............................................       7,233              540           (3,193)          (1,733)
    Withdrawals, surrenders, annuitizations and contract
      charges..............................................     (36,762)         (32,616)          (4,588)          (5,080)
                                                               --------         --------          -------          -------
      Net accumulation activity............................    $(12,540)        $(16,512)        $ (5,864)        $ (4,750)
                                                               --------         --------          -------          -------
  Annuitization activity:
    Annuitizations.........................................    $    250         $    270         $ --             $    190
    Annuity payments and contract charges..................        (436)            (376)             (52)             (62)
    Net transfers among accounts for annuity reserves......          (4)          --                   (3)          --
    Adjustments to annuity reserves........................          12              183              (35)              (5)
                                                               --------         --------          -------          -------
      Net annuitization activity...........................    $   (178)        $     77         $    (90)        $    123
                                                               --------         --------          -------          -------
    Decrease in net assets from participant transactions...    $(12,718)        $(16,435)        $ (5,954)        $ (4,627)
                                                               --------         --------          -------          -------
      Total increase (decrease) in net assets..............    $ 19,408         $ 42,091         $ (5,031)        $    337
NET ASSETS:
  At beginning of year.....................................     265,840          223,749           36,716           36,379
                                                               --------         --------          -------          -------
  At end of year...........................................    $285,248         $265,840         $ 31,685         $ 36,716
                                                               ========         ========          =======          =======

                       See notes to financial statements

PER UNIT AND OTHER DATA

                                                                                Capital Appreciation Variable Account
                                                                     ------------------------------------------------------------
                                                                                              Compass 2
                                                                     ------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                       1996         1995         1994         1993         1992
                                                                     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of year............................    $37.7151     $28.0107     $32.9053     $29.2712     $26.6401
                                                                     --------     --------     --------     --------     --------
 Investment income...............................................    $ 0.2861     $ 0.3624     $ 0.4277     $ 0.3914     $ 0.2670
 Expenses........................................................      0.8695       0.6989       0.6325       0.6436       0.5467
                                                                     --------     --------     --------     --------     --------
   Net investment loss...........................................    $(0.5834)    $(0.3365)    $(0.2048)    $(0.2522)    $(0.2797)
 Net realized and unrealized gains (losses) on investments and
 foreign  currency transactions..................................      8.2790      10.0409      (4.6898)      3.8863       2.9108
                                                                     --------     --------     --------     --------     --------
 Net increase (decrease) in unit value...........................    $ 7.6956     $ 9.7044     $(4.8946)    $ 3.6341     $ 2.6311
                                                                     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of year..................................    $45.4107     $37.7151     $28.0107     $32.9053     $29.2712
                                                                     ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #....................................................       0.78%        0.80%        0.79%        0.78%        0.80%
 Net investment loss.............................................     (1.41)%      (1.02)%      (0.69)%      (0.83)%      (1.08)%
PORTFOLIO TURNOVER...............................................         66%          96%          95%          56%          34%
AVERAGE COMMISSION RATE# # #.....................................    $ 0.0371        --           --           --           --
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED).........       9,004       10,014       11,310       13,833       14,914

                                                                Capital Appreciation Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year.........................     $ 10.3053        $10.0000       $25.0907     $18.6531     $21.9341     $19.5311     $17.7928
                                    -----------     ------------     --------     --------     --------     --------     --------
 Investment income..............     $  0.0790        $ 0.0196       $ 0.1893     $ 0.2402     $ 0.2870     $ 0.2617     $ 0.1919
 Expenses.......................        0.2370          0.0517         0.6053       0.4847       0.4421       0.4498       0.4131
                                    -----------     ------------     --------     --------     --------     --------     --------
   Net investment loss..........     $ (0.1580)       $(0.0321)      $(0.4160)    $(0.2445)    $(0.1551)    $(0.1881)    $(0.2212)
 Net realized and unrealized
 gains
  (losses) on investments and
 foreign
  currency transactions.........        2.2670          0.3374         5.5056       6.6821      (3.1259)      2.5911       1.9595
                                    -----------     ------------     --------     --------     --------     --------     --------
 Net increase (decrease) in unit
   value........................     $   2.109        $ 0.3053       $ 5.0896     $ 6.4376     $(3.2810)    $ 2.4030     $ 1.7383
                                    -----------     ------------     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
   year.........................     $ 12.4143        $10.3053       $30.1803     $25.0907     $18.6531     $21.9341     $19.5311
                                    ==============  ==============   ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...................         0.78%           0.80%          0.78%        0.80%        0.79%        0.78%        0.80%
 Net investment loss............       (1.41)%         (1.02)%        (1.41)%      (1.02)%      (0.69)%      (0.83)%      (1.08)%
PORTFOLIO TURNOVER..............           66%             96%            66%          96%          95%          56%          34%
AVERAGE COMMISSION RATE# # #....     $  0.0371          --           $ 0.0371        --           --           --           --
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         2,494             955          3,721        4,272        4,686        4,899        4,401
    * Per unit data is based on the average number of units outstanding during each year.
    + Excluding mortality and expense risk charges and distribution expense charges.
    # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
  # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
# # # Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                              Government Securities Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $25.5791      $22.0031      $22.7120      $21.1172      $19.9842
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 1.9022      $ 1.7836      $ 1.5648      $ 1.5732      $ 1.4340
 Expenses...................................................       0.4873        0.4564        0.4229        0.4238        0.3672
                                                                 --------      --------      --------      --------      --------
   Net investment income....................................     $ 1.4149      $ 1.3272      $ 1.1419      $ 1.1494      $ 1.0668
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................      (1.3216)       2.2488       (1.8508)       0.4454        0.0662
                                                                 --------      --------      --------      --------      --------
 Net increase (decrease) in unit value......................     $ 0.0933      $ 3.5760      $(0.7089)     $ 1.5948      $ 1.1330
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $25.6724      $25.5791      $22.0031      $22.7120      $21.1172
                                                                 ==========    ==========    ==========    ==========    ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses + # #.............................................        0.62%         0.63%         0.61%         0.61%         0.62%
 Net investment income......................................        5.53%         5.51%         5.09%         5.11%         5.51%
PORTFOLIO TURNOVER..........................................          39%           80%           41%           81%          175%
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....        7,255         8,361        11,308        12,679        15,059

                                                               Government Securities Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year.........................     $ 10.4172        $10.0000       $18.0278     $15.5227     $16.0387     $14.9267     $14.1396
                                    -----------     ------------     --------     --------     --------     --------     --------
 Investment income..............     $  0.7931        $ 0.1868       $ 1.3222     $ 1.2529     $ 1.1028     $ 1.1064     $ 1.0851
 Expenses.......................        0.1966          0.0478         0.3586       0.3385       0.3146       0.3154       0.2950
                                    -----------     ------------     --------     --------     --------     --------     --------
   Net investment income........     $  0.5965        $ 0.1390       $ 0.9636     $ 0.9144     $ 0.7882     $ 0.7910     $ 0.7901
 Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................       (0.5533)         0.2782        (0.9159)      1.5907      (1.3042)      0.3210      (0.0030)
                                    -----------     ------------     --------     --------     --------     --------     --------
 Net increase (decrease) in unit
   value........................     $  0.0432        $ 0.4172       $ 0.0477     $ 2.5051     $(0.5160)    $ 1.1120     $ 0.7871
                                    -----------     ------------     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
   year.........................     $ 10.4604        $10.4172       $18.0755     $18.0278     $15.5227     $16.0387     $14.9267
                                    ==============  ==============   ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+##....................         0.62%           0.63%          0.62%        0.63%        0.61%        0.61%        0.62%
 Net investment income..........         5.53%           5.51%          5.53%        5.51%        5.09%        5.11%        5.51%
PORTFOLIO TURNOVER..............           39%             80%            39%          80%          41%          81%         175%
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         1,079             608          1,549        1,888        2,922        2,697        2,722
   * Per unit data is based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
   # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
 # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                                     High Yield Variable Account
                                                                     ------------------------------------------------------------
                                                                                              Compass 2
                                                                     ------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                                     ------------------------------------------------------------
                                                                       1996         1995         1994         1993         1992
                                                                     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of year............................    $26.1493     $22.6776     $23.3591     $19.7156     $17.3208
                                                                     --------     --------     --------     --------     --------
 Investment income...............................................    $ 2.7199     $ 2.5137     $ 2.2324     $ 2.0867     $ 2.0657
 Expenses........................................................      0.6035       0.5356       0.5062       0.4797       0.4061
                                                                     --------     --------     --------     --------     --------
   Net investment income.........................................    $ 2.1164     $ 1.9781     $ 1.7262     $ 1.6070     $ 1.6596
 Net realized and unrealized gains (losses) on investments and
  foreign currency transactions..................................      0.7999       1.4936      (2.4077)      2.0365       0.7352
                                                                     --------     --------     --------     --------     --------
 Net increase (decrease) in unit value...........................    $ 2.9163     $ 3.4717     $(0.6815)    $ 3.6435     $ 2.3948
                                                                     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of year..................................    $29.0656     $26.1493     $22.6776     $23.3591     $19.7156
                                                                     ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses + # #..................................................       0.88%        0.88%        0.91%        0.86%        0.93%
 Net investment income...........................................       7.59%        7.91%        7.41%        6.97%        9.03%
PORTFOLIO TURNOVER...............................................        108%          88%          77%          67%          61%
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED).........       4,956        5,649        6,433        7,564        8,218

                                                                     High Yield Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year.........................     $ 10.2377        $10.0000       $19.3854     $16.8283     $17.3543     $14.6589     $12.8923
                                    -----------     ------------     --------     --------     --------     --------     --------
 Investment income..............     $  0.9246        $ 0.3803       $ 1.9450     $ 1.8912     $ 1.5336     $ 1.5179     $ 1.5969
 Expenses.......................        0.2033          0.0765         0.4432       0.4253       0.3711       0.3671       0.3340
                                    -----------     ------------     --------     --------     --------     --------     --------
   Net investment income........     $  0.7213        $ 0.3038       $ 1.5018     $ 1.4659     $ 1.1625     $ 1.1508     $ 1.2629
 Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................        0.4262         (0.0661)        0.6387       1.0912      (1.6885)      1.5446       0.5037
                                    -----------     ------------     --------     --------     --------     --------     --------
 Net increase (decrease) in unit
   value........................     $  1.1475        $ 0.2377       $ 2.1405     $ 2.5571     $(0.5260)    $ 2.6954     $ 1.7666
                                    -----------     ------------     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
   year.........................     $ 11.3852        $10.2377       $21.5259     $19.3854     $16.8283     $17.3543     $14.6589
                                    ==============  ==============   ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses + # #.................         0.88%           0.88%          0.88%        0.88%        0.91%        0.86%        0.93%
 Net investment income..........         7.59%           7.91%          7.59%        7.91%        7.41%        6.97%        9.03%
PORTFOLIO TURNOVER..............          108%             88%           108%          88%          77%          67%          61%
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         1,819           1,368          1,438        1,913        2,506        2,577        2,345
   * Per unit data is based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
   # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
 # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                                 Managed Sectors Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $31.3870      $23.9044      $24.7295      $23.8070      $22.6652
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 0.2838      $ 0.3277      $ 0.3066      $ 0.1822      $ 0.1121
 Expenses...................................................       0.7089        0.6066        0.5155        0.4994        0.4782
                                                                 --------      --------      --------      --------      --------
   Net investment loss......................................     $(0.4251)     $(0.2789)     $(0.2089)     $(0.3172)     $(0.3661)
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................       5.6281        7.7615       (0.6162)       1.2397        1.5079
                                                                 --------      --------      --------      --------      --------
 Net increase (decrease) in unit value......................     $ 5.2030      $ 7.4826      $(0.8251)     $ 0.9225      $ 1.1418
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $36.5900      $31.3870      $23.9044      $24.7295      $23.8070
                                                                 ==========    ==========    ==========    ==========    ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...............................................        0.85%         0.87%         0.90%         0.91%         0.92%
 Net investment loss........................................      (1.36)%       (1.07)%       (0.97)%       (1.49)%       (1.75)%
PORTFOLIO TURNOVER..........................................          64%          115%          111%          122%           34%
AVERAGE COMMISSION RATE# # #................................     $ 0.0459         --            --            --            --
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....          729           788           800           878         1,041

                                                                  Managed Sectors Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year.........................     $  9.9892        $10.0000       $31.2371     $23.8258     $24.6849     $23.8007     $22.6927
                                    -----------     ------------     --------     --------     --------     --------     --------
 Investment income..............     $  0.0873        $ 0.0231       $ 0.2830     $ 0.3259     $ 0.3031     $ 0.1817     $ 0.1156
 Expenses.......................        0.2287          0.0539         0.7511       0.6452       0.5452       0.5313       0.5325
                                    -----------     ------------     --------     --------     --------     --------     --------
   Net investment loss..........     $ (0.1414)       $(0.0308)      $(0.4681)    $(0.3193)    $(0.2421)    $(0.3496)    $(0.4169)
 Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................        1.7971          0.0200         5.5914       7.7306      (0.6170)      1.2338       1.5249
                                    -----------     ------------     --------     --------     --------     --------     --------
 Net increase (decrease) in unit
   value........................     $  1.6557        $(0.0108)      $ 5.1233     $ 7.4113     $(0.8591)    $ 0.8842     $ 1.1080
                                    -----------     ------------     --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
   year.........................     $ 11.6449        $ 9.9892       $36.3604     $31.2371     $23.8258     $24.6849     $23.8007
                                    ==============  ==============   ==========   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...................         0.85%           0.87%          0.85%        0.87%        0.90%        0.91%        0.92%
 Net investment loss............       (1.36)%         (1.07)%        (1.36)%      (1.07)%      (0.97)%      (1.49)%      (1.75)%
PORTFOLIO TURNOVER..............           64%            115%            64%         115%         111%         122%          34%
AVERAGE COMMISSION RATE# # #....     $  0.0459          --           $ 0.0459        --           --           --           --
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         1,204             418          1,552        1,729        1,810        1,819        1,728
    * Per unit data is based on the average number of units outstanding during each year.
    + Excluding mortality and expense risk charges and distribution expense charges.
    # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
  # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
# # # Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                                  Money Market Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $16.5213      $15.8699      $15.5003      $15.2976      $14.9945
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 0.9058      $ 0.9560      $ 0.6615      $ 0.4864      $ 0.5772
 Expenses...................................................       0.3162        0.3046        0.2919        0.2837        0.2741
                                                                 --------      --------      --------      --------      --------
   Net investment income....................................     $ 0.5896      $ 0.6514      $ 0.3696      $ 0.2027      $ 0.3031
                                                                 --------      --------      --------      --------      --------
 Net increase in unit value.................................     $ 0.5896      $ 0.6514      $ 0.3696      $ 0.2027      $ 0.3031
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $17.1109      $16.5213      $15.8699      $15.5003      $15.2976
                                                                 ==========    ==========    ==========    ==========    ==========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...............................................        0.58%         0.58%         0.58%         0.36%         0.59%
 Net investment income......................................        3.49%         4.00%         2.37%         1.30%         2.03%
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....        5,208         6,501         6,851         6,418         8,026

                                                                 Money Market Variable Account
                               --------------------------------------------------------------------------------------------------
                                   Compass 3 - Level 2                                      Compass 3
                               ----------------------------     -----------------------------------------------------------------
                               Year Ended
                                December       Period Ended                          Year Ended December 31,
                                   31,         December 31,     -----------------------------------------------------------------
                                  1996            1995#             1996            1995         1994         1993         1992
                               -----------     ------------     -------------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset
  value -- beginning of
  year.....................     $ 10.0997        $10.0000         $ 13.6545       $13.1291     $12.8359     $12.6806     $12.4415
                               -----------     ------------     -------------     --------     --------     --------     --------
 Investment income.........     $  0.5993        $ 0.1358         $  0.7437       $ 0.7885     $ 0.5688     $ 0.4065     $ 0.4888
 Expenses..................        0.2336          0.0361            0.2705         0.2631       0.2756       0.2512       0.2497
                               -----------     ------------     -------------     --------     --------     --------     --------
   Net investment income...     $  0.3657        $ 0.0997         $  0.4732       $ 0.5254     $ 0.2932     $ 0.1553     $ 0.2391
                               -----------     ------------     -------------     --------     --------     --------     --------
 Net increase in unit
   value...................     $  0.3657        $ 0.0997         $  0.4732       $ 0.5254     $ 0.2932     $ 0.1553     $ 0.2391
                               -----------     ------------     -------------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
  year.....................     $ 10.4654        $10.0997         $ 14.1277       $13.6545     $13.1291     $12.8359     $12.6806
                               ==============  ==============   ===============   ==========   ==========   ==========   ==========
RATIOS (TO AVERAGE NET
 ASSETS):
 Expenses+# #..............         0.58%           0.58%             0.58%          0.58%        0.58%        0.36%        0.59%
 Net investment income.....         3.49%           4.00%             3.49%          4.00%        2.37%        1.30%        2.03%
NUMBER OF UNITS OUTSTANDING
 AT END OF YEAR (000
 OMITTED)..................           897             561             1,930          3,929        4,599        3,823        3,704
   * Per unit data is based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
   # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
 # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

                                                                                  Total Return Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $22.2577      $17.4729      $18.0043      $15.9891      $14.6451
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 1.1203      $ 1.0394      $ 0.8583      $ 0.8513      $ 0.9191
 Expenses...................................................       0.4844        0.4118        0.3704        0.3616        0.3303
                                                                 --------      --------      --------      --------      --------
   Net investment income....................................     $ 0.6359      $ 0.6276      $ 0.4879      $ 0.4897      $ 0.5888
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................       2.1508        4.1572       (1.0193)       1.5255        0.7552
                                                                 --------      --------      --------      --------      --------
 Net increase (decrease) in unit value......................     $ 2.7867      $ 4.7848      $(0.5314)     $ 2.0152      $ 1.3440
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $25.0444      $22.2577      $17.4729      $18.0043      $15.9891
                                                                 ========      ========      ========      ========      ========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...............................................        0.82%         0.83%         0.82%         0.76%         0.86%
 Net investment income......................................        2.59%         2.99%         2.60%         2.43%         3.63%
PORTFOLIO TURNOVER..........................................         140%          105%           63%           89%           94%
AVERAGE COMMISSION RATE# # #................................     $ 0.0538         --            --            --            --
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....        4,414         4,801         5,410         5,889         5,732

                                                                    Total Return Variable Account
                                    ---------------------------------------------------------------------------------------------
                                        Compass 3 - Level 2                                   Compass 3
                                    ----------------------------     ------------------------------------------------------------
                                    Year Ended
                                     December       Period Ended                       Year Ended December 31,
                                        31,         December 31,     ------------------------------------------------------------
                                       1996            1995#           1996         1995         1994         1993         1992
                                    -----------     ------------     --------     --------     --------     --------     --------
PER UNIT DATA:*
 Net asset value -- beginning of
  year..........................     $ 10.4938        $10.0000       $21.9966     $17.2937     $17.8462     $15.8723     $14.5600
                                      --------        --------       --------     --------     --------     --------     --------
 Investment income..............     $  0.5280        $ 0.1247       $ 1.0817     $ 1.0122     $ 0.8371     $ 0.8304     $ 0.9284
 Expenses.......................        0.2317          0.0525         0.5068       0.4358       0.3904       0.3829       0.3607
                                      --------        --------       --------     --------     --------     --------     --------
   Net investment income........     $  0.2963        $ 0.0722       $ 0.5749     $ 0.5764     $ 0.4467     $ 0.4475     $ 0.5677
 Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions..................        1.0173          0.4216         2.1418       4.1265      (0.9992)      1.5264       0.7446
                                      --------        --------       --------     --------     --------     --------     --------
 Net increase (decrease) in unit
  value.........................     $  1.3136        $ 0.4938       $ 2.7167     $ 4.7029     $(0.5525)    $ 1.9739     $ 1.3123
                                      --------        --------       --------     --------     --------     --------     --------
 Unit value:
 Net asset value -- end of
  year..........................     $ 11.8074        $10.4938       $24.7133     $21.9966     $17.2937     $17.8462     $15.8723
                                      ========        ========       ========     ========     ========     ========     ========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...................         0.82%           0.83%          0.82%        0.83%        0.82%        0.76%        0.86%
 Net investment income..........         2.59%           2.99%          2.59%        2.99%        2.60%        2.43%        3.63%
PORTFOLIO TURNOVER..............          140%            105%           140%         105%          63%          89%          94%
AVERAGE COMMISSION RATE# # #....     $  0.0538          --           $ 0.0538        --           --           --           --
NUMBER OF UNITS OUTSTANDING AT
 END OF YEAR (000 OMITTED)......         3,717           1,637          5,177        6,322        7,349        7,013        5,721
    * Per unit data is based on the average number of units outstanding during each year.
    + Excluding mortality and expense risk charges and distribution expense charges.
    # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
  # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.
# # # Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

                                                                                World Governments Variable Account
                                                                 ----------------------------------------------------------------
                                                                                            Compass 2
                                                                 ----------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
                                                                 --------      --------      --------      --------      --------
PER UNIT DATA:*
 Net asset value -- beginning of year.......................     $18.1095      $15.8337      $16.9056      $14.4420      $14.5806
                                                                 --------      --------      --------      --------      --------
 Investment income..........................................     $ 1.2469      $ 1.3112      $ 1.0805      $ 1.1460      $ 1.2892
 Expenses...................................................       0.4084        0.3863        0.3565        0.3704        0.3624
                                                                 --------      --------      --------      --------      --------
   Net investment income....................................     $ 0.8385      $ 0.9249      $ 0.7240      $ 0.7756      $ 0.9268
 Net realized and unrealized gains (losses) on investments
  and foreign currency transactions.........................      (0.2694)       1.3509       (1.7959)       1.6880       (1.0654)
                                                                 --------      --------      --------      --------      --------
 Net increase (decrease) in unit value......................     $ 0.5691      $ 2.2758      $(1.0719)     $ 2.4636      $(0.1386)
                                                                 --------      --------      --------      --------      --------
 Unit value:
 Net asset value -- end of year.............................     $18.6786      $18.1095      $15.8337      $16.9056      $14.4420
                                                                 ========      ========      ========      ========      ========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #...............................................        1.00%         1.00%         1.00%         0.94%         1.15%
 Net investment income......................................        4.54%         5.25%         4.45%         4.12%         6.03%
PORTFOLIO TURNOVER..........................................         397%          330%          256%          202%          133%
NUMBER OF UNITS OUTSTANDING AT END OF YEAR (000 OMITTED)....          588           824           983         1,092           949

                                                                    World Governments Variable Account
                                          ---------------------------------------------------------------------------------------
                                              Compass 3 - Level 2                               Compass 3
                                          ---------------------------    --------------------------------------------------------
                                          Year Ended
                                           December      Period Ended                    Year Ended December 31,
                                              31,        December 31,    --------------------------------------------------------
                                             1996           1995#          1996        1995        1994        1993        1992
                                          -----------    ------------    --------    --------    --------    --------    --------
PER UNIT DATA:*
 Net asset value -- beginning of
   year................................    $ 10.3582       $10.0000      $17.8962    $15.6705    $16.7563    $14.3365    $14.4961
                                            --------       --------      --------    --------    --------    --------    --------
 Investment income.....................    $  0.7308       $ 0.1819      $ 1.2367    $ 1.3045    $ 1.0666    $ 1.1293    $ 1.2979
 Expenses..............................       0.2391         0.0554        0.4322      0.4086      0.3760      0.3890      0.3876
                                            --------       --------      --------    --------    --------    --------    --------
   Net investment income...............    $  0.4917       $ 0.1265      $ 0.8045    $ 0.8959    $ 0.6906    $ 0.7403    $ 0.9103
 Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions................      (0.1663)        0.2317       (0.2699)     1.3298     (1.7764)     1.6795     (1.0699)
                                            --------       --------      --------    --------    --------    --------    --------
 Net increase (decrease) in unit
   value...............................    $  0.3254       $ 0.3582      $ 0.5346    $ 2.2257    $(1.0858)   $ 2.4198    $(0.1596)
                                            --------       --------      --------    --------    --------    --------    --------
 Unit value:
 Net asset value -- end of year........    $ 10.6836       $10.3582      $18.4308    $17.8962    $15.6705    $16.7563    $14.3365
                                            ========       ========      ========    ========    ========    ========    ========
RATIOS (TO AVERAGE NET ASSETS):
 Expenses+# #..........................        1.00%          1.00%         1.00%       1.00%       1.00%       0.94%       1.15%
 Net investment income.................        4.54%          5.25%         4.54%       5.25%       4.45%       4.12%       6.03%
PORTFOLIO TURNOVER.....................         397%           330%          397%        330%        256%        202%        133%
NUMBER OF UNITS OUTSTANDING AT END OF
 YEAR (000 OMITTED)....................          563            316           789       1,021       1,321       1,363       1,176
   * Per unit data is based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
   # For the period from May 1, 1995 (commencement of Level 2 Units) to December 31, 1995.
 # # For years ending on or after December 31, 1995, expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account and Total Return Variable Account operate as open-end, diversified management investment companies and High Yield Variable Account, Managed Sectors Variable Account and World Governments Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

INVESTMENT VALUATIONS
Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Boards of Managers.

REPURCHASE AGREEMENTS
Certain Variable Accounts may enter into repurchase agreements with institutions that the Variable Account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Variable Accounts require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Account to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than the amount owed to the Variable Account under each such repurchase agreement.

FOREIGN CURRENCY TRANSLATION
Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS
Certain Variable Accounts may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. The writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value of the underlying securities or exchange rates to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Variable Account's management on the direction of interest and exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Variable Accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts will be entered into for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain Variable Accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain Variable Accounts may enter into contracts with the intent of changing the relative exposure of the Accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

FEDERAL INCOME TAXES
The Variable Accounts are funding vehicles for individual variable annuities. The operations of the Variable Accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the Variable Accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

INVESTMENT TRANSACTIONS AND INCOME
Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

As appropriate, based on its investments, certain of the Variable Accounts use the effective interest method for reporting interest income on payment-in-kind
(PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Variable Account at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses.

Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

FEES PAID INDIRECTLY
The Variable Accounts' custodian bank calculates its fees based on the Accounts' average daily net assets. A fee arrangement provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Accounts. This amount is shown as a reduction of expenses on the Statement of Operations.

(3) CONTRACT CHARGES
The Sponsor makes a deduction from the Variable Accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each Variable Account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account and Money Market Variable Account, or 1.25% of the assets of Managed Sectors Variable Account, Total Return Variable Account and World Governments Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the Variable Accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the Variable Accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3--Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) MANAGEMENT AGREEMENTS
The Management Agreements provide that the Variable Accounts will pay the Investment Adviser, Massachusetts Financial Services Company, a wholly-owned subsidiary of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each Variable Account's average daily net assets as follows:

                                                             Annual Rate of Management Fee     Annual Rate of Management Fee
                                                                    Based on Average                  Based on Average
                                                                    Daily Net Assets                  Daily Net Assets
                                                               Not Exceeding $300 Million        in Excess of $300 Million
                                                             ------------------------------    ------------------------------
Capital Appreciation Variable Account....................                0.75%                             0.675%
Government Securities Variable Account...................                0.55%                             0.495%
High Yield Variable Account..............................                0.75%                             0.675%
Managed Sectors Variable Account.........................                0.75%                             0.675%
Money Market Variable Account............................                0.50%                             0.500%
Total Return Variable Account............................                0.75%                             0.675%
World Governments Variable Account.......................                0.75%                             0.675%

The agreements also provide that the Investment Adviser will pay certain Variable Account expenses in excess of 1.25% of the average daily net assets of each Variable Account for any calendar year. The Variable Accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

(6) PORTFOLIO SECURITIES
For the year ended December 31, 1996, purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, were as follows:

                                                                                          Purchases            Sales
                                                                                        --------------     --------------
Capital Appreciation Variable Account...............................................    $  351,265,580     $  399,121,584
High Yield Variable Account.........................................................       194,831,049        202,891,027
Managed Sectors Variable Account....................................................       108,583,124         95,281,867
Money Market Variable Account*......................................................     1,247,284,805      1,254,889,000
Total Return Variable Account.......................................................       216,264,210        218,126,392
World Governments Variable Account..................................................        55,485,700         53,742,852

For the year ended December 31, 1996, purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                                                          Purchases            Sales
                                                                                        --------------     --------------
Government Securities Variable Account..............................................    $   93,253,551     $  114,500,502
Money Market Variable Account*......................................................     2,344,082,351      2,377,531,444
Total Return Variable Account.......................................................       128,150,534        128,084,504
World Governments Variable Account..................................................        71,227,011         71,511,844

* Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) HIGH-YIELD SECURITIES AND FINANCIAL INSTRUMENTS
Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain Variable Accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Variable Accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1996, is as follows:

WRITTEN OPTION TRANSACTIONS
World Governments Variable Account

                                                                      1996 Calls                           1996 Puts
                                                            -------------------------------     -------------------------------
                                                            Principal Amounts                   Principal Amounts
                                                              of Contracts                        of Contracts
                                                              (000 Omitted)       Premiums        (000 Omitted)       Premiums
                                                            -----------------     ---------     -----------------     ---------
Outstanding, beginning of year --
  Australian Dollars......................................        --              $  --                    981        $  12,572
  Deutsche Marks/British Pounds...........................           3,415           15,181           --                 --
  Italian Lire/Deutsche Marks.............................       5,191,550           86,037          5,191,550          191,159
  Japanese Yen............................................        --              $  --                152,500        $  19,888
                                                                ----------        ---------         ----------        ---------

                                                                 1996 Calls                           1996 Puts
                                                       -------------------------------     -------------------------------
                                                       Principal Amounts                   Principal Amounts
                                                         of Contracts                        of Contracts
                                                         (000 Omitted)       Premiums        (000 Omitted)       Premiums
                                                       -----------------     ---------     -----------------     ---------
Options written --
  Australian Dollars......................................             919        $   4,978           --              $  --
  Canadian Dollars........................................           3,131            3,214              4,526           13,654
  Deutsche Marks..........................................          28,351          148,857              3,118            8,559
  Deutsche Marks/British Pounds...........................          16,071           58,944              8,724          135,374
  Italian Lire/Deutsche Marks.............................       4,140,601           32,517           --                 --
  Japanese Yen............................................         447,306           21,553            432,282           28,163
  New Zealand Dollars.....................................        --                 --                  2,497            3,713
  Spanish Pesetas/Deutsche Marks..........................        --                 --                345,239            8,535
  Swiss Francs/Deutsche Marks.............................           2,933            8,902              6,412           79,193
Options terminated in closing transactions --
  Australian Dollars......................................            (919)          (4,978)          --                 --
  Canadian Dollars........................................        --                 --               --                 --
  Deutsche Marks..........................................         (28,351)        (148,857)            (3,118)          (8,559)
  Deutsche Marks/British Pounds...........................          (6,798)         (23,046)          --                 --
  Italian Lire/Deutsche Marks.............................      (9,332,151)        (118,554)        (5,191,550)        (191,159)
  Japanese Yen............................................        (447,306)         (21,553)          (398,500)         (36,993)
  New Zealand Dollars.....................................        --                 --                 (2,497)          (3,713)
Options expired --
  Australian Dollars......................................        --                 --                   (981)         (12,572)
  Canadian Dollars........................................          (3,131)          (3,214)            (4,526)         (13,654)
  Deutsche Marks/British Pounds...........................          (8,523)         (35,120)          --                 --
  Japanese Yen............................................        --                 --               (186,282)         (11,058)
  Spanish Pesetas/Deutsche Marks..........................        --                 --               (345,239)          (8,535)
                                                                ----------        ---------         ----------        ---------
Outstanding, end of period................................           7,098        $  24,861             15,136        $ 214,567
                                                                ==========        =========         ==========        =========
Options outstanding at end of period consist of:
  Deutsche Marks/British Pounds...........................           4,165        $  15,959              8,724        $ 135,374
  Swiss Francs/Deutsche Marks.............................           2,933            8,902              6,412           79,193
                                                                ----------        ---------         ----------        ---------
Outstanding, end of period................................           7,098        $  24,861             15,136        $ 214,567
                                                                ==========        =========         ==========        =========

At December 31, 1996, the World Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                    Contracts to          In Exchange
              Account                  Transaction       Settlement Date          Deliver/Receive             for
-----------------------------------    ------------    -------------------     ----------------------     ------------
World Governments Variable Account     Sales           2/07/97                 CHF          3,536,316     $  2,893,512
                                                       1/10/97 - 4/21/97       DEM          5,888,295        3,850,840
                                                       4/21/97                 GBP          1,141,824        1,894,782
                                                       2/24/97                 IEP            554,470          888,592
                                                       2/07/97                 ITL      5,004,102,505        3,286,421
                                                       1/29/97                 JPY        176,314,139        1,594,160
                                                       2/03/97                 NLG          1,158,670          707,628
                                                       4/21/97                 NZD          1,293,374          912,061
                                                       2/03/97 - 2/07/97       SEK          6,752,151        1,019,052
                                                                                                           -----------
                                                                                                          $ 17,047,048
                                                                                                           ===========
                                       Purchases
                                                       4/21/97                 AUD          1,054,000     $    837,686
                                                       2/07/97 - 4/21/97       CHF          2,381,456        1,852,668
                                                       1/21/97 - 4/21/97       DEM         10,868,536        7,182,627
                                                       2/07/97                 DKK          2,679,600          452,169
                                                       1/10/97 - 2/07/97       ITL      1,586,253,785        1,032,059
                                                       1/21/97 - 1/29/97       JPY        385,211,191        3,462,945
                                                       2/03/97                 NLG          1,224,066          719,055
                                                       2/03/97                 SEK          2,237,576          338,737
                                                                                                           -----------
                                                                                                          $ 15,877,946
                                                                                                           ===========

                                                         Net Unrealized
                                      Contracts at        Appreciation
              Account                     Value          (Depreciation)
-----------------------------------  ---------------     --------------
World Governments Variable Account     $ 2,652,598         $  240,914
                                         3,837,306             13,534
                                         1,950,715            (55,933)
                                           939,258            (50,666)
                                         3,287,695             (1,274)
                                         1,529,525             64,635
                                           672,457             35,171
                                           908,148              3,913
                                           992,222             26,830
                                       -----------          ---------
                                       $16,769,924         $  277,124
                                       ===========          =========

                                       $   835,742         $   (1,944)
                                         1,791,944            (60,724)
                                         7,100,838            (81,789)
                                           455,923              3,754
                                         1,042,578             10,519
                                         3,340,097           (122,848)
                                           710,411             (8,644)
                                           328,774             (9,963)
                                       -----------          ---------
                                       $15,606,307         $ (271,639)
                                       ===========          =========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the World Governments Variable Account, excluded above, amounted to a net payable of $256,676 at December 31, 1996.

At December 31, 1996, the World Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 27 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) RESTRICTED SECURITIES
Certain of the Variable Accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, High Yield Variable Account owned the following restricted securities (consisting of 1.2% of the Account's net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Variable Account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Boards of Managers.

                                                                                                Date of           Share/Par
               Account                                     Description                        Acquisition          Amount
--------------------------------------    ---------------------------------------------    ------------------     ---------
High Yield Variable Account               Atlantic Gulf Communities Corp.                  9/25/95                      150
                                          Envirosource, Inc.                               5/15/94                    1.666
                                          Gillett Holdings, Inc.                           10/08/92                  23.535
                                          Merrill Lynch Mortgage Investors, Inc.,
                                            8.083s, 2023                                   6/22/94                1,000,000
                                          Renaissance Cosmetics, Inc.                      8/15/96                      600


               Account                     Cost          Value
--------------------------------------  ----------     ----------
High Yield Variable Account             $   --         $      647
                                             7,288          4,477
                                           224,000        894,330

                                           693,125        840,625
                                           600,000        606,000
                                          --------     ----------
                                        $1,524,413     $2,346,079
                                          ========     ==========

(9) PARTICIPANT TRANSACTIONS
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                         Year Ended December 31, 1996 (000 Omitted)
                           ------------------------------------------------------------------------------------------------------
                                             Transfers Between     Withdrawals,
                                             Variable Accounts      Surrenders,
                              Purchase           and Fixed        Annuitizations,           Net              Net          Net
                              Payments         Accumulation        and Contract        Accumulation     Annuitization   Increase
                              Received            Account             Charges            Activity         Activity     (Decrease)
                           ---------------   -----------------   -----------------   -----------------  -------------  ----------
                           Units   Dollars   Units    Dollars    Units    Dollars    Units    Dollars      Dollars      Dollars
                           -----   -------   ------   --------   ------   --------   ------   --------  -------------  ----------
Capital Appreciation
  Variable Account
  Compass 2 Contracts....    180   $ 7,455      (91)  $ (4,061)  (1,099)  $(45,738)  (1,010)  $(42,344)     $(349)      $(42,693)
  Compass 3 Contracts....    538    13,949    1,300      4,615     (851)   (16,530)     987      2,034          6          2,040
                                   --------           --------            --------            --------      -----       --------
                                   $21,404            $    554            $(62,268)           $(40,310)     $(343)      $(40,653)
                                   ========           ========            ========            ========      =====       ========
Government Securities
  Variable Account
  Compass 2 Contracts....    111   $ 2,777       88   $  1,771   (1,305)  $(32,747)  (1,106)  $(28,199)     $(190)      $(28,389)
  Compass 3 Contracts....    204     3,423      407      2,029     (478)    (6,717)     133     (1,265)       (93)        (1,358)
                                   --------           --------            --------            --------      -----       --------
                                   $ 6,200            $  3,800            $(39,464)           $(29,464)     $(283)      $(29,747)
                                   ========           ========            ========            ========      =====       ========
High Yield Variable
  Account
  Compass 2 Contracts....     84   $ 2,279      (68)  $ (1,706)    (709)  $(19,329)    (693)  $(18,756)     $(335)      $(19,091)
  Compass 3 Contracts....    126     2,486      253       (729)    (403)    (6,212)     (24)    (4,455)        (3)        (4,458)
                                   --------           --------            --------            --------      -----       --------
                                   $ 4,765            $ (2,435)           $(25,541)           $(23,211)     $(338)      $(23,549)
                                   ========           ========            ========            ========      =====       ========
Managed Sectors Variable
  Account
  Compass 2 Contracts....     27   $   890       11   $    569      (95)  $ (3,210)     (57)  $ (1,751)     $  51       $ (1,700)
  Compass 3 Contracts....    265     8,085      731      3,056     (388)    (8,702)     608      2,439         40          2,479
                                   --------           --------            --------            --------      -----       --------
                                   $ 8,975            $  3,625            $(11,912)           $    688      $  91       $    779
                                   ========           ========            ========            ========      =====       ========
Money Market Variable
  Account
  Compass 2 Contracts....     89   $ 1,495      (32)  $   (491)  (1,350)  $(22,684)  (1,292)  $(21,680)     $(175)      $(21,855)
  Compass 3 Contracts....    326     4,484     (748)   (13,778)  (1,241)   (15,033)  (1,662)   (24,327)       (12)       (24,339)
                                   --------           --------            --------            --------      -----       --------
                                   $ 5,979            $(14,269)           $(37,717)           $(46,007)     $(187)      $(46,194)
                                   ========           ========            ========            ========      =====       ========
Total Return Variable
  Account
  Compass 2 Contracts....     96   $ 2,226      145   $  3,421     (628)  $(14,638)    (387)  $ (8,991)     $(241)      $ (9,232)
  Compass 3 Contracts....    691    14,763    1,496      3,812   (1,252)   (22,124)     935     (3,549)        63         (3,486)
                                   --------           --------            --------            --------      -----       --------
                                   $16,989            $  7,233            $(36,762)           $(12,540)     $(178)      $(12,718)
                                   ========           ========            ========            ========      =====       ========
World Governments
  Variable Account
  Compass 2 Contracts....     14   $   246     (144)  $ (2,559)    (107)  $ (1,946)    (237)  $ (4,259)     $  (9)      $ (4,268)
  Compass 3 Contracts....     98     1,671       99       (634)    (182)    (2,642)      15     (1,605)       (81)        (1,686)
                                   --------           --------            --------            --------      -----       --------
                                   $ 1,917            $ (3,193)           $ (4,588)           $ (5,864)     $ (90)      $ (5,954)
                                   ========           ========            ========            ========      =====       ========

                                                         Year Ended December 31, 1995 (000 Omitted)
                           ------------------------------------------------------------------------------------------------------
                                             Transfers Between     Withdrawals,
                                             Variable Accounts      Surrenders,
                              Purchase           and Fixed        Annuitizations,           Net              Net          Net
                              Payments         Accumulation        and Contract        Accumulation     Annuitization   Increase
                              Received            Account             Charges            Activity         Activity     (Decrease)
                           ---------------   -----------------   -----------------   -----------------  -------------  ----------
                           Units   Dollars   Units    Dollars    Units    Dollars    Units    Dollars      Dollars      Dollars
                           -----   -------   ------   --------   ------   --------   ------   --------  -------------  ----------
Capital Appreciation
  Variable Account
  Compass 2 Contracts....    237   $ 7,828       84   $  3,030   (1,617)  $(53,462)  (1,296)  $(42,604)     $(459)      $(43,063)
  Compass 3 Contracts....    523    11,480      797      2,783     (779)   (15,819)     541     (1,556)        85         (1,471)
                                   --------           --------            --------            --------      -----       --------
                                   $19,308            $  5,813            $(69,281)           $(44,160)     $(374)      $(44,534)
                                   ========           ========            ========            ========      =====       ========
Government Securities
  Variable Account
  Compass 2 Contracts....    141   $ 3,360   (1,455)  $(34,220)  (1,633)  $(38,734)  (2,947)  $(69,594)     $   9       $(69,585)
  Compass 3 Contracts....    217     3,634     (223)    (8,332)    (420)    (6,709)    (426)   (11,407)       156        (11,251)
                                   --------           --------            --------            --------      -----       --------
                                   $ 6,994            $(42,552)           $(45,443)           $(81,001)     $ 165       $(80,836)
                                   ========           ========            ========            ========      =====       ========
High Yield Variable
  Account
  Compass 2 Contracts....    106   $ 2,618       (3)  $   (225)    (897)  $(22,116)    (794)  $(19,723)     $ 226       $(19,497)
  Compass 3 Contracts....    136     2,474      865      4,267     (226)    (3,890)     775      2,851          1          2,852
                                   --------           --------            --------            --------      -----       --------
                                   $ 5,092            $  4,042            $(26,006)           $(16,872)     $ 227       $(16,645)
                                   ========           ========            ========            ========      =====       ========
Managed Sectors Variable
  Account
  Compass 2 Contracts....     28   $   795      101   $  2,867     (141)  $ (4,009)     (12)  $   (347)     $ (16)      $   (363)
  Compass 3 Contracts....    215     6,067      316        714     (194)    (5,303)     337      1,478     --              1,478
                                   --------           --------            --------            --------      -----       --------
                                   $ 6,862            $  3,581            $ (9,312)           $  1,131      $ (16)      $  1,115
                                   ========           ========            ========            ========      =====       ========
Money Market Variable
  Account
  Compass 2 Contracts....    113   $ 1,833    1,275   $ 20,487   (1,738)  $(28,147)    (350)  $ (5,827)     $(165)      $ (5,992)
  Compass 3 Contracts....    408     5,426      325      1,987     (842)   (10,938)    (109)    (3,525)       (33)        (3,558)
                                   --------           --------            --------            --------      -----       --------
                                   $ 7,259            $ 22,474            $(39,085)           $ (9,352)     $(198)      $ (9,550)
                                   ========           ========            ========            ========      =====       ========
Total Return Variable
  Account
  Compass 2 Contracts....    127   $ 2,491      153   $  3,187     (889)  $(17,489)    (609)  $(11,811)     $ 153       $(11,658)
  Compass 3 Contracts....    698    13,073      760     (2,647)    (848)   (15,127)     610     (4,701)       (76)        (4,777)
                                   --------           --------            --------            --------      -----       --------
                                   $15,564            $    540            $(32,616)           $(16,512)     $  77       $(16,435)
                                   ========           ========            ========            ========      =====       ========
World Governments
  Variable Account
  Compass 2 Contracts....     20   $   341      (41)  $   (720)    (138)  $ (2,396)    (159)  $ (2,775)     $  (8)      $ (2,783)
  Compass 3 Contracts....    102     1,722       80     (1,013)    (166)    (2,684)      16     (1,975)       131         (1,844)
                                   --------           --------            --------            --------      -----       --------
                                   $ 2,063            $ (1,733)           $ (5,080)           $ (4,750)     $ 123       $ (4,627)
                                   ========           ========            ========            ========      =====       ========

(10) DETAILED STATEMENTS OF OPERATIONS -- Year Ended December 31, 1996 (000 Omitted)

                                                           Capital Appreciation Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $    156         $   2         $     45         $ --          $      6         $ --        $    209
  Dividends..............       2,524            31              726             3              125           --           3,409
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $  2,680         $  33         $    771         $   3         $    131         $ --        $  3,618
Expenses.................       8,206            38            2,471             3              393           --          11,111
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment loss....    $ (5,526)        $  (5)        $ (1,700)        $ --          $   (262)        $ --        $ (7,493)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains (losses) on
 investments:
  Net realized gains.....    $ 54,788         $ 671         $ 15,914         $  58         $  2,496         $   4       $ 73,931
  Net unrealized gains
    (losses).............      24,305           287            6,627            26            1,134            (2)        32,377
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains on
 investments.............    $ 79,093         $ 958         $ 22,541         $  84         $  3,630         $   2       $106,308
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase in net assets
  from operations........    $ 73,567         $ 953         $ 20,841         $  84         $  3,368         $   2       $ 98,815
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                           Government Securities Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $ 15,101         $ 196         $  2,452         $   9         $    676         $   9       $ 18,443
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $ 15,101         $ 196         $  2,452         $   9         $    676         $   9       $ 18,443
Expenses.................       3,902            16              667             1              169             1          4,756
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment
    income...............    $ 11,199         $ 180         $  1,785         $   8         $    507         $   8       $ 13,687
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains (losses) on
 investments:
  Net realized losses....    $   (121)        $  (1)        $    (20)        $ --          $     (9)        $ --        $   (151)
  Net unrealized gains
    (losses).............     (10,552)         (138)          (1,779)           34             (302)           (4)       (12,741)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains
 (losses) on
 investments.............    $(10,673)        $(139)        $ (1,799)        $  34         $   (311)        $  (4)      $(12,892)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase (decrease) in
  net assets from
  operations.............    $    526         $  41         $    (14)        $  42         $    196         $   4       $    795
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                                High Yield Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $ 13,924         $ 258         $  2,885         $   2         $  1,360         $  --       $ 18,429
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $ 13,924         $ 258         $  2,885         $   2         $  1,360         $  --       $ 18,429
Expenses.................       3,123            23              657            --              299            --          4,102
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment
    income...............    $ 10,801         $ 235         $  2,228         $   2         $  1,061         $  --       $ 14,327
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains on investments:
  Net realized gains.....    $  2,283         $  42         $    445         $  --         $    180         $  --       $  2,950
  Net unrealized gains...       2,027            63              677            --              442            --          3,209
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains on
 investments.............    $  4,310         $ 105         $  1,122         $  --         $    622         $  --       $  6,159
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase in net assets
  from operations........    $ 15,111         $ 340         $  3,350         $   2         $  1,683         $  --       $ 20,486
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                              Managed Sectors Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $     33         $  --         $     77         $  --         $     10         $  --       $    120
  Dividends..............         176             1              405            --               55            --            637
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $    209         $   1         $    482         $  --         $     65         $  --       $    757
Expenses.................         524             1            1,279            --              172            --          1,976
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment loss....    $   (315)        $  --         $   (797)        $  --         $   (107)        $  --       $ (1,219)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains on investments:
  Net realized gains.....    $  3,813         $  20         $  8,605         $   1         $  1,237         $  --       $ 13,676
  Net unrealized gains...         207             2              725            --              166            --          1,100
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains on
 investments.............    $  4,020         $  22         $  9,330         $   1         $  1,403         $  --       $ 14,776
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase in net assets
  from operations........    $  3,705         $  22         $  8,533         $   1         $  1,296         $  --       $ 13,557
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                               Money Market Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $  5,208         $  72         $  2,044         $   1         $    572         $  --       $  7,897
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $  5,208         $  72         $  2,044         $   1         $    572         $           $  7,897
Expenses.................       1,819             7              752            --              193            --          2,771
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment
    income...............    $  3,389         $  65         $  1,292         $   1         $    379         $  --       $  5,126
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains (losses) on
 investments.............    $ 11,154         $ 141         $(11,296)        $   1         $     --         $  --       $     --
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase (decrease) in
  net assets from
  operations.............    $ 14,543         $ 206         $(10,004)        $   2         $    379         $  --       $  5,126
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                               Total Return Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............    $  3,219         $  65         $  4,087         $   9         $    856         $   1       $  8,237
  Dividends..............       1,841            37            2,341             5              491             1          4,716
                           ------------       -----       ------------       -----       ------------       -----       ---------
    Total investment
      income.............    $  5,060         $ 102         $  6,428         $  14         $  1,347         $   2       $ 12,953
Expenses.................       2,215            18            3,016             2              592            --          5,843
                           ------------       -----       ------------       -----       ------------       -----       ---------
  Net investment
    income...............    $  2,845         $  84         $  3,412         $  12         $    755         $   2       $  7,110
                           ------------       -----       ------------       -----       ------------       -----       ---------
Realized and unrealized
 gains (losses) on
 investments:
  Net realized gains.....    $ 10,955         $ 221         $ 13,789         $  31         $  2,961         $   3       $ 27,960
  Net unrealized gains
    (losses).............      (1,118)          (24)          (1,763)           (3)             (37)            1         (2,944)
                           ------------       -----       ------------       -----       ------------       -----       ---------
Net realized and
 unrealized gains on
 investments.............    $  9,837         $ 197         $ 12,026         $  28         $  2,924         $   4       $ 25,016
                           ------------       -----       ------------       -----       ------------       -----       ---------
Increase in net assets
  from operations........    $ 12,682         $ 281         $ 15,438         $  40         $  3,679         $   6       $ 32,126
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

                                                             World Governments Variable Account
                           ------------------------------------------------------------------------------------------------------
                                    Compass 2                      Compass 3                 Compass 3 - Level 2
                           ----------------------------   ----------------------------   ----------------------------
                           Accumulation   Annuitization   Accumulation   Annuitization   Accumulation   Annuitization     Total
                           ------------   -------------   ------------   -------------   ------------   -------------   ---------
Investment income:
  Interest...............     $  838          $   5          $1,144          $   7           $308           $   4        $ 2,306
                               -----          -----          ------            ---          -----             ---       ---------
    Total investment
      income.............     $  838          $   5          $1,144          $   7           $308           $   4        $ 2,306
Expenses.................        275              1             401              1            101              --            779
                               -----          -----          ------            ---          -----             ---       ---------
  Net investment
    income...............     $  563          $   4          $  743          $   6           $207           $   4        $ 1,527
                               -----          -----          ------            ---          -----             ---       ---------
Realized and unrealized
 gains (losses) on
 investments:
  Net realized losses....     $  (82)         $  --          $ (162)         $  (1)          $(19)          $  (1)       $  (265)
  Net unrealized gains
    (losses).............       (184)            (1)           (144)            (5)            (9)              4           (339)
                               -----          -----          ------            ---          -----             ---       ---------
Net realized and
 unrealized gains
 (losses) on
 investments.............     $ (266)         $  (1)         $ (306)         $  (6)          $(28)          $   3        $  (604)
                               -----          -----          ------            ---          -----             ---       ---------
Increase in net assets
  from operations........     $  297          $   3          $  437          $  --           $179           $   7        $   923
                           ===========    ==========      ===========    ==========      ===========    ==========      ========

INDEPENDENT AUDITORS' REPORT

To the Participants in and the Board of Managers of Capital Appreciation
  Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account and World Governments Variable Account (the "Variable Accounts") as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995 and the per unit and other data for each of the years in the five-year period ended December 31, 1996. These financial statements and the per unit and other data are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per unit and other data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and per unit and other data present fairly, in all material respects, the financial position of the Variable Accounts at December 31, 1996, the results of their operations, the changes in their net assets, and their per unit and other data for each of the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ------------------------------------------------

This Compass annual report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded by an effective prospectus.

MEMBERS OF BOARDS OF MANAGERS
AND OFFICERS
JOHN D. McNEIL*, Chairman and Member
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

BONNIE S. ANGUS, Secretary
Secretary, Sun Life Assurance Company of Canada (U.S.),
Wellesley Hills, Massachusetts

SAMUEL ADAMS, Member
Partner, Warner & Stackpole,
Boston, Massachusetts

GEOFFREY CROFTS, Member
Professor Emeritus, University of Hartford,
Hartford, Connecticut

DAVID D. HORN*, Member
Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Member
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Member
Former Vice Chairman, The Gillette Company,
Boston, Massachusetts

SUN LIFE ASSURANCE COMPANY
OF CANADA (U.S.)

ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Annuity Service Center
P.O. Box 1024, Boston, MA 02103-9986

INVESTMENT MANAGER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR
Clarendon Insurance Agency, Inc.
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1616

*Affiliated with the Investment Adviser

-------------------------------------------------------

 ACCOUNT INFORMATION
 For account information, please call toll free:
 1-800-752-7218 anytime from a touch-tone
 telephone.
 To speak with a customer service representative,
 please call toll free: 1-800-752-7215 any
 business day from 8 a.m. to 6 p.m. Eastern time.
-------------------------------------------------------

                                                                 COUS-2 2/97 72M


                                                           [COMPASS LOGO]

                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS

                       ANNUAL REPORT - DECEMBER 31, 1996

                     Capital Appreciation Variable Account
                     Government Securities Variable Account
                          High Yield Variable Account
                        Managed Sectors Variable Account
                         Money Market Variable Account
                         Total Return Variable Account
                       World Governments Variable Account

                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly-Owned Subsidiary of
                                            Sun Life Assurance Company of Canada